================================================================================


                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                            DATED AS OF JUNE 23, 2004


                                      AMONG

                            WCA WASTE SYSTEMS, INC.,

                                  AS BORROWER,


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                            THE LENDERS PARTY HERETO

                            REVOLVING CREDIT FACILITY
       (WITH SWING LINE FACILITY AND DIRECT PAY LETTER OF CREDIT FACILITY)


================================================================================

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
ARTICLE I                   Definitions and Accounting Matters..............................................1

             Section 1.01   Terms Defined Above.............................................................1
             Section 1.02   Certain Defined Terms...........................................................2
             Section 1.03   Accounting Terms and Determinations............................................21

ARTICLE II                  Commitments....................................................................22

             Section 2.01   Loans and Letters of Credit....................................................22
             Section 2.02   Borrowings, Continuations and Conversions, Letters of Credit...................25
             Section 2.03   Changes of Aggregate Revolving Credit Commitments..............................27
             Section 2.04   Increase in Aggregate Revolving Credit Commitments.............................27
             Section 2.05   Fees...........................................................................30
             Section 2.06   Several Obligations............................................................31
             Section 2.07   Notes..........................................................................31
             Section 2.08   Prepayments....................................................................32
             Section 2.09   Assumption of Risks............................................................33
             Section 2.10   Obligation to Reimburse and to Prepay..........................................34
             Section 2.11   Lending Offices................................................................35

ARTICLE III                 Payments of Principal and Interest.............................................36

             Section 3.01   Repayment of Loans.............................................................36
             Section 3.02   Interest.......................................................................36

ARTICLE IV                  Payments; Pro Rata Treatment; Computations; Etc................................37

             Section 4.01   Payments.......................................................................37
             Section 4.02   Pro Rata Treatment.............................................................37
             Section 4.03   Computations...................................................................38
             Section 4.04   Non-receipt of Funds by the Administrative Agent...............................38
             Section 4.05   Set-off, Sharing of Payments, Etc..............................................38
             Section 4.06   Taxes..........................................................................39

ARTICLE V                   Capital Adequacy...............................................................42

             Section 5.01   Additional Costs...............................................................42
             Section 5.02   Limitation on LIBOR Loans......................................................44
             Section 5.03   Illegality.....................................................................44
             Section 5.04   Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03.......................44
             Section 5.05   Compensation...................................................................45
             Section 5.06   Time Limit; Etc................................................................45
             Section 5.07   Replacement Lenders............................................................46

ARTICLE VI                  Conditions Precedent...........................................................47

             Section 6.01   Initial Funding................................................................47
             Section 6.02   Initial and Subsequent Loans and Letters of Credit.............................49
             Section 6.03   Conditions Precedent for the Benefit of Lenders................................49
             Section 6.04   No Waiver......................................................................49

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                         PAGE
                                                                                                         ----
ARTICLE VII                 Representations and Warranties.................................................50

             Section 7.01   Corporate Existence............................................................50
             Section 7.02   Financial Condition............................................................50
             Section 7.03   Litigation.....................................................................50
             Section 7.04   No Breach......................................................................51
             Section 7.05   Authority......................................................................51
             Section 7.06   Approvals......................................................................51
             Section 7.07   Use of Loans...................................................................51
             Section 7.08   ERISA..........................................................................52
             Section 7.09   Taxes..........................................................................53
             Section 7.10   Titles, etc....................................................................53
             Section 7.11   No Material Misstatements......................................................53
             Section 7.12   Investment Company Act.........................................................54
             Section 7.13   Public Utility Holding Company Act.............................................54
             Section 7.14   Subsidiaries...................................................................54
             Section 7.15   Location of Business and Offices...............................................54
             Section 7.16   Defaults.......................................................................54
             Section 7.17   Environmental Matters..........................................................54
             Section 7.18   Compliance with the Law........................................................56
             Section 7.19   Insurance......................................................................56
             Section 7.20   Restriction on Liens...........................................................56
             Section 7.21   Material Agreements............................................................56

ARTICLE VIII                Affirmative Covenants..........................................................57

             Section 8.01   Reporting Requirements.........................................................57
             Section 8.02   Litigation.....................................................................59
             Section 8.03   Maintenance, Etc...............................................................60
             Section 8.04   Environmental Matters..........................................................61
             Section 8.05   Further Assurances.............................................................61
             Section 8.06   Performance of Obligations.....................................................61
             Section 8.07   ERISA Information and Compliance...............................................62
             Section 8.08   Subsidiary Guarantors..........................................................62

ARTICLE IX                  Negative Covenants.............................................................63

             Section 9.01   Debt...........................................................................63
             Section 9.02   Liens..........................................................................64
             Section 9.03   Investments, Loans and Advances................................................64
             Section 9.04   Dividends, Distributions and Redemptions; Etc..................................65
             Section 9.05   Sales and Leasebacks...........................................................65
             Section 9.06   Nature of Business.............................................................65
             Section 9.07   Limitation on Leases...........................................................65
             Section 9.08   Mergers, Etc...................................................................65
             Section 9.09   Proceeds of Notes; Letters of Credit...........................................65
             Section 9.10   ERISA Compliance...............................................................66
             Section 9.11   Sale or Discount of Receivables................................................67

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                         PAGE
                                                                                                         ----
             Section 9.12   Leverage Ratio.................................................................67
             Section 9.13   Net Worth......................................................................67
             Section 9.14   Senior Funded Debt Leverage Ratio..............................................67
             Section 9.15   Fixed Charge Coverage Ratio....................................................67
             Section 9.16   Sale of Properties.............................................................67
             Section 9.17   Environmental Matters..........................................................67
             Section 9.18   Transactions with Affiliates...................................................68
             Section 9.19   Subsidiaries...................................................................68
             Section 9.20   Negative Pledge Agreements.....................................................68
             Section 9.21   Subordinated Debt..............................................................68

ARTICLE X                   Events of Default; Remedies....................................................69

             Section 10.01  Events of Default..............................................................69
             Section 10.02  Remedies.......................................................................71

ARTICLE XI                  The Administrative Agent.......................................................71

             Section 11.01  Appointment, Powers and Immunities.............................................71
             Section 11.02  Reliance by Administrative Agent...............................................72
             Section 11.03  Defaults.......................................................................72
             Section 11.04  Rights as a Lender.............................................................72
             Section 11.05  Indemnification................................................................73
             Section 11.06  Non-Reliance on Administrative Agent and other Lenders.........................73
             Section 11.07  Action by Administrative Agent.................................................74
             Section 11.08  Resignation or Removal of Administrative Agent.................................74
             Section 11.09  Issuing Bank as Agent..........................................................74
             Section 11.10  Collateral and Guaranty Matters................................................75

ARTICLE XII                 Security.......................................................................75


ARTICLE XIII                Miscellaneous..................................................................76

             Section 13.01  Waiver.........................................................................76
             Section 13.02  Notices........................................................................76
             Section 13.03  Payment of Expenses, Indemnities, etc..........................................76
             Section 13.04  Amendments, Etc................................................................78
             Section 13.05  Successors and Assigns.........................................................79
             Section 13.06  Assignments and Participations.................................................79
             Section 13.07  Invalidity.....................................................................80
             Section 13.08  Counterparts...................................................................81
             Section 13.09  References; Use of Word "Including"............................................81
             Section 13.10  Survival.......................................................................81
             Section 13.11  Captions.......................................................................81
             Section 13.12  No Oral Agreements.............................................................81
             Section 13.13  Governing Law; Submission to Jurisdiction......................................81
             Section 13.14  Interest.......................................................................82
             Section 13.15  Confidentiality; Section 20 Subsidiaries.......................................84

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                         PAGE
                                                                                                         ----
             Section 13.16  Exculpation Provisions.........................................................85
             Section 13.17  Arbitration....................................................................85
             Section 13.18  USA Patriot Act Notice.........................................................87
             Section 13.19  Amendment and Restatement; Release.............................................87

                                TABLE OF CONTENTS
                                   (continued)

ANNEX:

I                 -     List of Percentage Shares and Maximum Revolving Credit
                        Amounts

SCHEDULES:

1.2               -     Existing LCs
7.02              -     Financial Condition
7.03              -     Litigation
7.10              -     Titles, Etc.
7.14              -     Subsidiaries
7.17              -     Environmental Matters
7.19              -     Insurance
7.21              -     Material Agreements
8.03              -     Insurance Coverage
9.01              -     Debt
9.02              -     Liens
9.03              -     Investments, Loans and Advances

EXHIBITS:

A-1               -     Form of Revolving Credit Note
A-2               -     Form of Swing Line Note
B                 -     Form of Borrowing, Continuation and Conversion Request
C                 -     Form of Compliance Certificate
D                 -     Form of Assignment Agreement
E                 -     Transfer Stations and Hauling Sites
F                 -     Security Instruments
G                 -     Form of Commitment and Acceptance

         THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 23, 2004, is among WCA WASTE SYSTEMS, INC., a Delaware corporation (the "Borrower"); each of the lenders that is a party hereto or which becomes a party hereto as provided in Section 13.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (successor-by-merger to Wells Fargo Bank Texas, National Association) (in its individual capacity, "Wells Fargo"), as agent hereunder (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrower, the Administrative Agent and certain banks and other financial institutions have previously entered into that certain Second Amended and Restated Credit Agreement dated as of August 29, 2003, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2003 (as amended and supplemented, the "Existing Credit Agreement").

         B. On or around the date hereof, certain Affiliates of the Borrower will consummate an internal reorganization as described in the Form S-1 filed with the SEC (as defined herein).

         C. Pursuant to the 2004 Reorganization, (a) Waste Corporation of America, Inc., WCA Merger Corporation, WCA Holdings Corporation and WCA Waste Corporation, a Delaware corporation ("WCA Corp."), have entered --------- into that certain Reorganization Agreement dated May 10, 2004, pursuant to which, among other things, Waste Corporation of America, Inc. merges into WCA Merger Corporation with Waste Corporation of America, Inc. as the surviving entity, (b) Waste Corporation of America, Inc. is converted from a Delaware corporation to Waste Corporation of America LLC, a Delaware limited liability company, (c) Waste Corporation of America LLC distributes all of the voting stock of WCA Holdings Corporation to WCA Corp., and (d) WCA Corp. merges into WCA Merger Corporation II with WCA Corp. as the surviving entity (the "2004 Reorganization").

         D. The Borrower has requested and the Administrative Agent and the Lenders have agreed to restructure the existing credit facilities and to amend and modify the Existing Credit Agreement upon the terms and conditions hereinafter set forth.

         E. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Administrative Agent," "Borrower," "Lender," "Lenders," and "Wells Fargo" shall have the meanings indicated above.

         Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):

         "2004 Reorganization" is defined in the Recitals.

         "AAA" is defined in Section 13.17(b).

         "Acquired Business" is defined in the definition of Pro Forma Adjusted EBITDA.

         "Acquired Subsidiary" is defined in the definition of Pro Forma Adjusted EBITDA.

         "Act" is defined in Section 13.18.

         "Additional Costs" is defined in Section 5.01(a).

         "Additional Volume" means the waste collected by an Acquired Subsidiary or Acquired Business that (a) prior to the consummation of the acquisition of such Acquired Subsidiary or Acquired Business, was not being delivered to a landfill or transfer station owned or operated by the Borrower or any Consolidated Subsidiary, and (b) subsequent to the consummation of the acquisition of such Acquired Subsidiary or Acquired Business, is delivered to a landfill or transfer station owned or operated by the Borrower or any Consolidated Subsidiary.

         "Affected Loans" is defined in Section 5.04.

         "Affiliate" of any Person means (a) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (b) any director or executive officer of such first Person or of any Person referred to in clause (a) above and (c) if any Person in clause (a) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         "Aggregate Revolving Credit Commitments" at any time equals the sum of the Revolving Credit Commitments of the Lenders, as the same may be reduced pursuant to Section 2.03(b). The Aggregate Revolving Credit Commitments on the Closing Date shall be $125,000,000.

         "Agreement" means this Third Amended and Restated Credit Agreement, as the same may from time to time be amended, restated, supplemented or modified.

         "Applicable Lending Office" means, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such

Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio on the most recent Determination Date:

                  LEVERAGE RATIO                                              BASE RATE LOAN        LIBOR LOAN
-----------------------------------------------------------                   --------------        ----------
Greater than or equal to 3.50:1.00                                                2.00%                 3.00%
Less than 3.50:1.00, but greater than or equal to 3.00:1.00                       1.50%                 2.50%
Less than 3.00:1.00, but greater than or equal to 2.25:1.00                       1.25%                 2.25%
Less than 2.25:1.00, but greater than or equal to 1.50:1.00                       1.00%                 2.00%
Less than 1.50:1.00                                                               0.75%                 1.75%

The Applicable Margin shall be established as of the last day of each fiscal quarter of the Borrower (each, a "Determination Date") beginning with the fiscal quarter ending June 30, 2004. Any change in the Applicable Margin following each Determination Date shall be determined based upon the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01, subject to review and approval of such computations by the Administrative Agent. Each change in the Applicable Margin shall be effective as of the first day of the calendar month following each Determination Date (including, without limitation, in respect of LIBOR Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the date that is the first day of the calendar month following the next Determination Date for which a change in the Applicable Margin occurs; provided, however; if the Borrower shall fail to deliver any required financial statements or Compliance Certificate within the time period required by Section 8.01, the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the above table for the period beginning on the relevant Determination Date and ending on the date that the appropriate financial statements and Compliance Certificate are so delivered. Notwithstanding the foregoing, during the period beginning on the Closing Date and ending on June 30, 2004, the Applicable Margin shall be 1.00% per annum for Base Rate Loans and 2.00% per annum for LIBOR Loans.

         "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Assignment" is defined in Section 13.06(b).

         "Base Rate" means, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for any such day plus 1/2 of 1% or (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate Loans" means Loans that bear interest at rates based upon the Base Rate.

         "Bonds" means the Issuer's $25,000,000 Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Waste Corporation of Texas, L.P. Project) Series 2002.


         "Business Day" means any day other than a day on which commercial banks are authorized or required to close in the State of Texas and, where such term is used in the definition of "Quarterly Date" or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a LIBOR Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, excluding (i) Qualified Acquisition Expenditures and (ii) Expansion Expenditures.

         "Change of Control" means, with respect to any Person, an event or series of events by which:

                  (a) with respect to WCA Corp., any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of WCA Corp. entitled to vote for members of the board of directors or equivalent governing body of WCA Corp. on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

                  (b) with respect to WCA Corp., during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of WCA Corp. cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

                  (c) the Borrower shall fail beneficially to own, directly or indirectly, 100% of the outstanding shares of voting capital stock or other equity interests of any of the Guarantors on a fully-diluted basis except as permitted in Section 9.16; or

                  (d) the Parent shall fail beneficially to own, directly or indirectly, 100% of the outstanding shares of voting capital stock of the Borrower on a fully-diluted basis; or

                  (e) WCA Corp. shall fail to own, directly or indirectly, 100% of the outstanding shares of voting capital stock of the Parent on a fully-diluted basis.

         "Closing Date" means the date of this Agreement.

         "Closure/Post-Closure Letters of Credit" means letters of credit, surety bonds or other instruments of similar character, the purpose of which is to provide financial assurance to the various state agencies for closure and post-closure obligations for the landfills and transfer stations owned or operated by the Borrower and its Subsidiaries. For purposes of this definition, "Financial assurance," "closure" and "post-closure" shall have the meanings set forth in the administrative code or other comparable regulations of each state in which such landfill and transfer station is located.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

         "Commitment" means for any Lender, its Revolving Credit Commitment, Swing Line Commitment (with respect to the Swing Line Lender only) and/or its Direct Pay Letter of Credit Commitment (with respect to the Issuing Bank only), as applicable.

         "Commitment and Acceptance" is defined in Section 2.04(a).

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C as executed by a Responsible Officer.

         "Consolidated Net Income" means with respect to the Borrower and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and its Consolidated Subsidiaries from operations after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (b) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (c) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (d) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and (e) the cumulative effect of a change in accounting principles and any gains or losses attributable to write-ups or write downs of assets.

         "Consolidated Subsidiaries" means each Subsidiary of a Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP. Unless otherwise expressly stated, each reference to the term "Consolidated Subsidiary" shall mean a Subsidiary consolidated with the Borrower.

         "Debt" means, for any Person the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges, in each case accrued but unpaid); (b) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (c) all obligations of such Person to pay, in accordance with GAAP, the deferred purchase price of Property or services (other than for borrowed money), including securities repurchase agreements; (d) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (e) all monetary obligations under (i) a so-called synthetic, off-balance sheet or tax retention lease, or (ii) an agreement for the use or possession of property creating obligations that do not appear in the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment); (f) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver goods or services in consideration of advance payments, excluding prevails of customer accounts in the ordinary course of business as customary in the business of the Borrower and its Subsidiaries; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any obligation to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of such Person, any warrants, options or other rights to acquire any such shares or any other rights measured by the value of such shares, warrants, options or other rights; (l) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; (m) all obligations of such Person under Hedging Agreements; and
(n) all obligations of such Person under Equipment Leases. For the avoidance of doubt, the obligations under the Installment Sale Agreement and the Reimbursement Agreement shall be included as one obligation for purposes of determining Debt hereunder.

         "Default" means an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

         "Determination Date" is defined in the definition of Applicable Margin.

         "Direct Pay Letter of Credit" means that certain letter of credit issued pursuant to the Reimbursement Agreement.

         "Direct Pay Letter of Credit Commitment" means, for the Issuing Bank, its obligations to issue the Direct Pay Letter of Credit in an initial face amount not to exceed $25,308,219.18, as the same may be reduced and/or reinstated pursuant to the Reimbursement Agreement. As of the Closing Date, the amount available for drawing under the Direct Pay Letter of Credit is $23,508,219.18.

         "Direct Pay Letter of Credit Exposure" at any time means the undrawn amount of the Direct Pay Letter of Credit, plus the amount drawn under the Direct Pay Letter of Credit and not yet reimbursed (including by borrowing hereunder).

         "Dispute" is defined in Section 13.17(a).

         "Dollars" and "$" means lawful money of the United States of America.

         "EBITDA" means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation and amortization.

         "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
(c) an Approved Fund; and (d) any other Person (other than a natural person) approved by the Administrative Agent, the Issuing Bank and the Swing Line Lender; provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

         "Environmental Laws" means any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

         "EPA" means the United States Environmental Protection Agency and any successor Governmental Authority.

         "Equipment Leases" means operating leases for equipment or vehicles having a term longer than 120 days and an aggregate value of more than $250,000.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

         "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA or subsections (b) or (c) of Section 414 of the Code.

         "ERISA Event" means (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, unless the 30-day notice requirement with respect to such event has been waived by the PBGC, (b) the withdrawal of the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA and immediately after such withdrawal the Plan has nonforfeitable benefits which are not fully funded, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Event of Default" is defined in Section 10.01.

         "Excepted Liens" means: (a) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (b) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (d) any Liens reserved in (i) that certain Royalty Agreement dated May 2, 1996 between Central Missouri Landfill, Inc. and Len Howard for royalty obligations and (ii) leases for rent and for compliance with the terms of such leases, to the extent that any such Lien referred to in this clause (d) does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (e) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (f) deposits of cash or securities to secure the performance of bids, trade contracts, leases, permits, surety bonds, appeal bonds, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; (g) Liens permitted by the Security Instruments; (h) reservations, covenants, conditions, restrictions and other Liens that arise or are imposed in connection with host community fee agreements of a type customary in Borrower's or any Subsidiary's business; (i) Liens securing judgments for the payment of money not constituting an Event of Default or securing appeal or other surety bonds related to such judgments, and (j) Liens created or deemed to be created in connection with the transactions contemplated by the Installment Sale Agreement.

         "Existing Credit Agreement" is defined in the Recitals.

         "Existing LCs" means those letters of credit described on Schedule 1.2 issued pursuant to the Existing Credit Agreement.

         "Expansion Expenditure" means an expenditure made in connection with or in furtherance of building a new transfer station, starting a new hauling company, opening an inactive landfill, new municipal contracts that require additional equipment or other property, or other growth and productivity capital expenditures included within the Borrower's business plan so long as (a) the Leverage Ratio is less than 3.00 to 1.00 at the end of each fiscal quarter prior to such expenditure and immediately after giving effect thereto and (b) after giving effect to such expenditure, the Aggregate Revolving Credit Commitments shall exceed the sum of the outstanding aggregate principal amount of the Revolving Credit Loans and Swing Line Loans, plus the LC Exposure, plus the Direct Pay Letter of Credit Exposure by an amount not less than $10,000,000; provided that, in the event clause (a) above has not been satisfied and so long as (i) no Default exists or would exist as a result of such expenditure, (ii) the requirement in clause (b) above has been satisfied, and (iii) such expenditure does not exceed $20,000,000 when added to all other Qualified Acquisition Expenditures and Expansion Expenditures made during the Borrower's then current fiscal year, then such expenditure shall be deemed an Expansion Expenditure; and "Expansion Expenditures" shall mean all such expenditures.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" means that certain letter agreement from Wells Fargo to the Borrower dated March 26, 2004 concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

         "Financial Statements" means the financial statement or statements of the Borrower and its Consolidated Subsidiaries described or referred to in the first sentence of Section 7.02.

         "Fixed Charge Coverage Ratio" means, with respect to the Borrower and its Consolidated Subsidiaries, the ratio of (i) Pro Forma Adjusted EBITDA for the four fiscal quarters ending on such date, minus (w) Capital Expenditures (to the extent not financed with the proceeds of purchase money loans), minus (x) cash income taxes paid for the four fiscal quarters ending on such date, to (ii) cash interest payments, plus (y) the current portion of capitalized leases for the following four fiscal quarters, plus (z) the current portion of principal payments of Debt, excluding payments under the Revolving Credit Notes, required to be paid for the following four fiscal quarters.

         "Form W-8BEN Certification" is defined in Section 4.06(e)(i).

         "Form W-8ECI Certification" is defined in Section 4.06(e)(i).

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Funded Debt" means, collectively, without duplication, whether classified as Debt, an investment or otherwise on the Borrower's consolidated balance sheet, (a) all Debt described in clauses (a), (b), (d) and (e) of the definition of "Debt", but excluding Closure/Post Closure Letters of Credit, and
(b) all guaranties and other surety obligations of the Funded Debt of others; provided, however, that all obligations in respect of surety bonds and similar instruments of the nature and for the purposes described in Schedule 7.02, item 1 are not included as Funded Debt.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

         "Governmental Authority" includes the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental

Authority having jurisdiction over, where applicable, the Borrower, its Subsidiaries or any of their Property or the Administrative Agent, any Lender or any Applicable Lending Office.

         "Governmental Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         "Guarantor" means the Parent and each of the Subsidiaries of the Borrower now or hereafter in existence.

         "Guaranty Agreement" means an agreement or agreements executed by the Guarantors in form and substance satisfactory to the Administrative Agent guarantying, unconditionally, payment of the Obligations, as the same has been or may be amended, restated, modified or supplemented from time to time.

         "Hauling Site" means those hauling sites listed on Exhibit E.

         "Hedging Agreements" means any forward contract, futures contract, swap, cap, floor, collar, option or other financing agreement or arrangement, the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

         "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Obligations under laws applicable to such Lender, or to its Loans or other extensions of credit hereunder, which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         "Increase Date" is defined in Section 2.04(b).

         "Increased Use" means, with respect to an Acquired Business or Acquired Subsidiary, for the applicable period of determination, waste disposed of in its landfill in excess of Internalized Waste.

         "Increasing Lenders" is defined in Section 2.04(a).

         "Indemnified Parties" is defined in Section 13.03(a)(ii).

         "Indemnity Matters" means any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

         "Initial Funding" means the funding of the initial Loans or issuance of the initial Letters of Credit upon satisfaction of the conditions set forth in Sections 6.01 and 6.02.

         "Installment Sale Agreement" means that certain Installment Sale Agreement dated as of August 1, 2002, by and between the Issuer and Waste Corporation Texas, as the same may be amended, restated, supplemented or modified from time to time.

         "Interest Period" means, with respect to any LIBOR Loan, the period commencing on the date such LIBOR Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02 (or such longer period as may be requested by the Borrower and agreed to by the Majority Lenders), except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         Notwithstanding the foregoing: (a) no Interest Period may end after the Termination Date; (b) no Interest Period for any LIBOR Loan may end after the due date of any installment, if any, provided for in Section 3.02 to the extent that such LIBOR Loan would need to be prepaid prior to the end of such Interest Period in order for such installment to be paid when due; (c) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
Day); and (d) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

         "Internalized Waste" means waste collected by the Borrower or an Affiliate that is disposed of in a landfill (or other form of final disposal) owned or operated by an Acquired Business or Acquired Subsidiary before consummation of the Acquisition by the Borrower or a Subsidiary.

         "Issuer" means the Gulf Coast Waste Disposal Authority.

         "Issuing Bank" means Wells Fargo or any other Lender or Affiliate of a Lender agreed to between the Borrower and the Administrative Agent to issue Letters of Credit and the Direct Pay Letter of Credit.

         "LC Commitment" at any time means $30,000,000.

         "LC Exposure" at any time means the difference between (a) the aggregate undrawn face amount of all outstanding and uncancelled Letters of Credit plus the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed (including by borrowings hereunder), minus (b) the aggregate amount of all cash securing outstanding Letters of Credit pursuant to Section 2.10(b).

         "Lender Party" and "Lender Parties" is defined in Section 13.14.

         "Lender Termination Date" is defined in Section 5.07(c).

         "Letter of Credit Agreements" means the written agreements with the Issuing Bank, as issuing lender for any Letter of Credit, executed in connection with the issuance by the Issuing Bank of the Letters of Credit, such agreements to be on the Issuing Bank's customary form for letters of credit of comparable amount and purpose as from time to time in effect or as otherwise agreed to by the Borrower and the Issuing Bank.

         "Letters of Credit" means the Existing LCs and the letters of credit issued pursuant to Section 2.01(d) and all reimbursement obligations pertaining to any such letters of credit but excluding the Direct Pay Letter of Credit, and "Letter of Credit" means any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

         "Leverage Ratio" means, for the Borrower and its Consolidated Subsidiaries, calculated as of the end of each fiscal quarter the ratio of (a) Funded Debt at the end of such fiscal quarter to (b) Pro Forma Adjusted EBITDA for the immediately preceding four fiscal quarters.

         "LIBOR" means for any Interest Period with respect to any LIBOR Loan:

         (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

         (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) offered to the Administrative Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of the Interest Period for such Loan by leading banks in the London interbank market for Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Loan to be made by the Lenders for such Interest Period.

         "LIBOR Loans" means Loans the interest rates on which are determined on the basis of rates referred to in the definition of "LIBOR Rate".

         "LIBOR Rate" means, with respect to any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the Administrative Agent to be equal to the quotient of (a) LIBOR for such Loan for the Interest Period for such Loan divided by (b) one minus the Reserve Requirement for such Loan for such Interest Period.

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "Loan Documents" means this Agreement, the Notes, the Direct Pay Letter of Credit, the Reimbursement Agreement, all Letters of Credit, all Letter of Credit Agreements, the Security Instruments and any other documents executed by the Borrower or any of its Subsidiaries that are referred to therein as "Loan Documents" under this Agreement.

         "Loans" means the loans as provided for by Sections 2.01(a) and (c). "Loans" shall include Revolving Credit Loans and Swing Line Loans.

         "Majority Lenders" means, at any time while no Loans are outstanding, two or more Lenders having more than fifty percent (50%) of the Aggregate Revolving Credit Commitments and, at any time while Loans are outstanding, two or more Lenders holding more than fifty percent (50%) of the aggregate principal amount of the outstanding Loans (without regard to any sale by a Lender of a participation in any Loan under Section 13.06(c)), unused Aggregate Revolving Credit Commitments at such time.

         "Material Adverse Effect" means any set of circumstances or events that
(a) has or could reasonably be expected to have any material and adverse effect whatsoever upon, or result in or reasonably be expected to result in a material adverse change in, (A) the assets, liabilities, financial condition, business, operations or affairs of the Borrower and its Subsidiaries taken as a whole different from those reflected in the Financial Statements or from the facts represented or warranted in any Loan Document, or (B) the ability of the Borrower and its Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Loan Documents on a timely basis, (b) impairs materially or could be reasonably expected to impair materially the ability of the Borrower and its Subsidiaries to duly and punctually pay and perform their obligations under the Loan Documents or (c) impairs materially or could reasonably be expected to impair materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce its legal remedies pursuant to the Loan Documents.

         "Multiemployer Plan" means a Plan defined as such in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within the preceding six calendar years made or accrued an obligation to make contributions.

         "Net Worth" means, as at any date, the sum of the following for the Borrower and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP:

         (a) the amount of preferred stock and common stock at par plus the amount of surplus of the Borrower, plus

         (b) the retained earnings (or, in the case of retained earnings deficit, minus the amount of such deficit), minus

         (c) the cost of treasury shares.

         "New Lenders" means (a) an Affiliate of a Lender; (b) an Approved Fund; and (c) any other Person (other than a natural person) approved by the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Borrower (such approval not to be unreasonably withheld) that, immediately prior to its issuance of a Revolving Credit Commitment pursuant to Section 2.04 was not a Lender hereunder.

         "New Lending Office" is defined in Section 4.06(e)(iii).

         "Non-Core Asset" means real Property of the Borrower or any Guarantor which is not used to (a) generate or produce any revenue, (b) generate or produce revenue in excess of a de minimus amount or (c) generate revenue other than from a source or sources that are not a part of the waste collection, transfer and disposal business.

         "Non-U. S. Lender" is defined in Section 4.06(e).

         "Notes" means the Notes provided for by Section 2.07, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof. The "Notes" include the Revolving Credit Notes and the Swing Line Note.

         "Notice of Termination" is defined in Section 5.07(a).

         "Obligations" means all indebtedness, obligations and liabilities of the Borrower to any of the Lenders, any of their Affiliates, or the Administrative Agent, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising or incurred under any Hedging Agreement with any Lender or any Affiliate of any Lender, in connection with the deposit and/or cash management products and services provided by Wells Fargo or its Affiliates related to any deposit or other accounts of the Borrower or any of its Subsidiaries, under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement obligations incurred or any of the Notes, the Direct Pay Letter of Credit, the Reimbursement Agreement, Letters of Credit or other instruments at any time evidencing any thereof, including interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings, and all renewals, extensions, increases, refinancings and replacements for the foregoing.

         "Other Taxes" is defined in Section 4.06(b).

         "Parent" means WCA Holdings Corporation, a Delaware corporation.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

         "Percentage Share" means the percentage of the Aggregate Revolving Credit Commitments to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by Section 13.06(b).

         "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

         "Plan" means any employee pension benefit plan, as defined in Section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, an ERISA Affiliate or (b) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower or an ERISA Affiliate with respect to which the Borrower, or an ERISA Affiliate could have liability under Title IV of ERISA in the event such plan has been or were to be terminated.

         "Post-Default Rate" means, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document, a rate per annum during the period commencing on the date of occurrence of an Event of Default until such amount is paid in full or all Events of Default are cured or waived equal to 2% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate; provided, however, for a LIBOR Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on the date of occurrence of an Event of Default and ending on the earlier to occur of the last day of the Interest Period therefor or the date all Events of Default are cured or waived, 2% per annum above the interest rate for such Loan as provided in Section 3.02(a)(ii), but in no event to exceed the Highest Lawful Rate.

         "Prime Rate" means the rate of interest from time to time announced publicly by Wells Fargo, in San Francisco, California, as its prime rate. Such rate is set by Wells Fargo as a general reference rate of interest, taking into account such factors as Wells Fargo may deem appropriate, it being understood that many of Wells Fargo's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Wells Fargo may make various commercial or other loans at rates of interest having no relationship to such rate. In addition, such rate is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate, and each change in the Prime Rate will be effective on the day the change is announced within Wells Fargo; provided however, such rate shall be a rate of interest generally applied by Wells Fargo to other loan transactions to the extent such transactions include rates based in whole or in part on the Prime Rate.

         "Principal Office" means the principal office of the Administrative Agent, presently located at 1445 Ross Avenue, Suite 300, Dallas, Texas 75202.

         "Pro Forma Adjusted EBITDA" means, for any period, the sum of (a) EBITDA for such period, plus (b) non-cash charges for accretion on closure and post-closure obligations, plus (c) non-cash charges associated with the disposal contract between Waste Management, Inc. and the Borrower, plus (d) non-cash charges (or minus non-cash benefits, if applicable) reflecting the adoption of SFAS No. 123 (and all amendments thereto), plus (e) cash compensation charges in an aggregate amount not to exceed $5,000,000 and non-cash compensation charges, all with respect to stock options outstanding and shares issued by Waste Corporation in connection with the extinguishment of options and warrants as part of the 2004 Reorganization, plus (f) the EBITDA for such period of any assets or businesses to be acquired by the Borrower or any of its Consolidated Subsidiaries (the "Acquired Business") or a Consolidated Subsidiary to be acquired or formed since the beginning of such period (the "Acquired Subsidiary") so long as (i) the acquisition of the Acquired Business or the Acquired Subsidiary satisfies the criteria of a Qualified Acquisition Expenditure, (ii) the Borrower, the Acquired Subsidiary and the other Subsidiaries have complied with requirements of Section 8.08, (iii) the Administrative Agent (1) shall have received the audited annual consolidated and consolidating financial statements for such Acquired Business or Acquired Subsidiary for the fiscal year most recently ended, accompanied by the related opinion of independent public accountants acceptable to the Administrative Agent, which financial statements and opinion must satisfy the criteria set forth in Section 8.01(a), or (2) if audited annual financial statements of the Acquired Business or the Acquired Subsidiary are unavailable, shall have received such financial statements and other information (including the amount of EBITDA to be used in determining Pro Forma Adjusted EBITDA (plus, for the purpose of computing Pro-forma Adjusted EBITDA, the effect of Additional Volume and/or Increased Use, as applicable, and itemized direct cost savings that will be achieved as a result of, or in connection with, the Acquisition) requested by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, and (iv) the Administrative Agent has received unaudited consolidated and consolidating financial statements (or other financial information) of the Acquired Business or the Acquired Subsidiary for the fiscal quarter most recently ended and for the portion of the fiscal year then ended, all in form and substance satisfactory to the Administrative Agent, plus (h) non-cash expense (or minus non-cash income, if applicable) associated with FAS 133 treatment of any interest rate Hedging Agreements, plus (i) non-cash losses on asset sales in an aggregate amount not to exceed $500,000.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Qualified Acquisition Expenditure" means an expenditure by the Borrower or one of its Subsidiaries made in connection with or in furtherance of the acquisition of a Person engaged in a similar line of business as the Borrower and its Subsidiaries, so long as (a) the Leverage Ratio is less than
3.00 to 1.00 at the end of each fiscal quarter prior to such expenditure and immediately after giving effect thereto and (b) after giving effect to such expenditure, the Aggregate Revolving Credit Commitments shall exceed the sum of the outstanding principal amount of the Revolving Credit Loans and Swing Line Loans, plus the LC Exposure, plus the Direct Pay Letter of Credit Exposure by an amount not less than $10,000,000; provided that, in the event clause (a) above has not been satisfied and so long as (i) no Default exists or would exist as a result of such expenditure, (ii) the requirement in clause (b) above has been satisfied, and (iii) such expenditure does not exceed $20,000,000 when added to all other Qualified

Acquisition Expenditures and Expansion Expenditures made during the Borrower's then current fiscal year, then such expenditure shall be deemed a Qualified Acquisition Expenditure; and "Qualified Acquisitions Expenditures" shall mean all such expenditures.

         "Quarterly Dates" means the last day of each March, June, September and December, in each year, the first of which shall be June 30, 2004; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Reimbursement Agreement" means that certain Reimbursement Agreement dated as of August 30, 2002 among the Borrower, Waste Corporation Texas and the Issuing Bank, as the same may be amended, restated, supplemented or modified from time to time.

         "Related Documents" is defined in the Reimbursement Agreement.

         "Released Parties" is defined in Section 13.19.

         "Replacement Lenders" is defined in Section 5.07(b).

         "Required Payment" is defined in Section 4.04.

         "Reserve Requirement" means, for any Interest Period for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which LIBOR is to be determined as provided in the definition of "LIBOR" or (b) any category of extensions of credit or other assets which include a LIBOR Loan.

         "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer or, with respect to the Borrower, the Controller of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

         "Revolving Credit Commitment" means, for any Lender, its obligation to make Revolving Credit Loans and participate in the issuance of Letters of Credit and the Direct Pay Letter of Credit as set forth opposite such Lender's name on Annex I under the caption "Revolving Credit Commitment" (as the same may be reduced pursuant to Section 2.03(b) pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by Section 13.06(b).

         "Revolving Credit Loans" means Loans made pursuant to Section 2.01(a).

         "Revolving Credit Notes" means the promissory note or notes (whether one or more) of the Borrower described in Section 2.07 and being in the form of Exhibit A-1.

         "SEC" means the Securities and Exchange Commission or any successor Governmental Authority.

         "Section 20 Subsidiary" means a Subsidiary of the bank holding company controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. ss.24, Seventh), as amended.

         "Secured Parties" means the Administrative Agent, the Lenders, each Issuing Bank and each Affiliate of a Lender that is a party to a Hedge Agreement.

         "Security Instruments" means the agreements or instruments described or referred to in Exhibit F attached hereto and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes, this Agreement, Hedge Agreements or reimbursement obligations under the Letters of Credit or the Direct Pay Letter of Credit, as such agreements may be amended, supplemented or restated from time to time.

         "Senior Funded Debt" means all Funded Debt other than Subordinated
Debt.

         "Senior Funded Debt Leverage Ratio" means, for the Borrower and its Consolidated Subsidiaries, calculated as of the end of each fiscal quarter, the ratio of (a) Senior Funded Debt as of the end of such fiscal quarter to (b) Pro Forma Adjusted EBITDA for the immediately preceding four fiscal quarters.

         "Settlement" means the making or receiving of payments, in immediately available funds, by the Lenders to or from the Administrative Agent in accordance with Section 2.01(c) hereof to the extent necessary to cause each such Lender's actual share of the outstanding amount of Swing Line Loans to be equal to such Lender's Percentage Share of the outstanding Swing Line Loans, in any case when, prior to such action, the actual share is not so equal.

         "Settlement Amount" is defined in Section 2.01(c)(ii).

         "Settlement Date" is defined in Section 2.01(c)(ii).

         "Settling Lender" is defined in Section 2.01(c)(ii).

         "Special Entity" means, with respect to any Person, any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company (other than a corporation) in which such Person or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).

         "Subordinated Debt" means any Debt of the Borrower expressly subordinated to the Obligations, on terms specifically including, without limitation, that payments on such Debt shall be prohibited if a Default exists or would result from such payment, and other terms and conditions and pursuant to documentation, all in form and substance reasonably satisfactory to the Agent and the Majority Lenders.

         "Subsidiary" means (a) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by another Person or one or more of such Person's Subsidiaries or by such Person and one or more of its Subsidiaries and (b) any Special Entity. Unless otherwise expressly stated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Swing Line Commitment" means, for the Swing Line Lender, its obligation to make Swing Line Loans up to $10,000,000.

         "Swing Line Facility" means the facility pursuant to Section 2.01(c).

         "Swing Line Lender" means Wells Fargo or such other Lender as the Administrative Agent, the Borrower and such Lender shall agree.

         "Swing Line Loans" means the Loans made pursuant to Section 2.01(c).

         "Swing Line Note" means the promissory note or notes (whether one or more) of the Borrower described in Section 2.07 and being in the form of Exhibit A-2.

         "Taxes" is defined in Section 4.06(a).

         "Terminated Lender" is defined in Section 5.07(a).

         "Termination Date" means the earlier to occur of (a) June 23, 2008, and
(b) the date that the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02 and the Notes are prepaid in full pursuant to Section 2.08.

         "Transfer" is defined in Section 9.16.

         "Transfer Stations" means those transfer stations listed on Exhibit E.

         "Type" means, with respect to any Loan, a Base Rate Loan or a LIBOR
Loan.

         "Waste Corporation" means Waste Corporation of America LLC, a Delaware limited liability company.

         "Waste Corporation Texas" means Waste Corporation of Texas, L.P., a Delaware limited partnership.

         "WCA Corp." is defined in the Recitals.

         "Welfare Plan" means any employee welfare benefit plan, as defined in
Section 3(1) of ERISA, which (a) is currently or hereafter sponsored maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (b) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

         Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants). If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                                   ARTICLE II

                                   COMMITMENTS

         Section 2.01 Loans and Letters of Credit.

                  (a) Revolving Credit Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 13.06(b), to and up to, but excluding, the Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Revolving Credit Commitment as then in effect; provided, however, that the aggregate principal amount of all such Revolving Credit Loans by all Lenders hereunder at any one time outstanding together with the LC Exposure, the Direct Pay Letter of Credit Exposure and the outstanding Swing Line Loans shall not exceed the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the period from the Closing Date to and up to, but excluding, the Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

                  (b) Direct Pay Letter of Credit. The Issuing Bank, subject to the terms and conditions of the Existing Credit Agreement, issued the Direct Pay Letter of Credit in a face amount not to exceed the Direct Pay Letter of Credit Commitment for the account of the Borrower or Waste Corporation Texas as described in the Reimbursement Agreement; provided, however, that the aggregate principal amount of all such Revolving Credit Loans by all Lenders hereunder at any one time outstanding together with the LC Exposure, the Direct Pay Letter of Credit Exposure and the outstanding Swing Line Loans shall not exceed the Aggregate Revolving Credit Commitments. In the event of any conflict between any provision of the Reimbursement Agreement and this Agreement or the Existing Credit Agreement, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders hereby agree that the provisions of the Reimbursement Agreement shall govern. The Issuing Bank sent to the Borrower and each Lender, immediately upon issuance of the Direct Pay Letter of Credit, a true and complete copy of the Direct Pay Letter of Credit, and will send immediately upon issuance of any amendment of the Direct Pay Letter of Credit, a true and correct copy of such amendment. The Lenders participate in the Direct Pay Letter of Credit according to their respective Percentage Shares pursuant to Section 2.10.

                  (c) Swing Line Loans.

                           (i) Solely for ease of administration of the
Revolving Credit Loans, the Swing Line Lender may, upon receipt of a notice required under Section 2.02(c) on the proposed date of funding, but shall not be required to, fund Base Rate Loans made in accordance with the provisions of this Agreement, bearing interest as set forth in Section 3.02(a)(i). The Swing Line Lender may, in its sole discretion and without conferring with the Lenders, make Swing Line Loans to the Borrower by entry of credits to the Borrower's operating account(s) with the Swing Line Lender to cover checks which the Borrower has drawn or made against such account and shall notify the Administrative Agent of any overdrafts being advanced as Swing Line Loans. The Borrower hereby requests and authorizes the Swing Line Lender to make from time to time such Swing Line Loans by means of appropriate entries of such credits sufficient to cover checks then presented. The Borrower acknowledges and agrees that the making of such Swing Line Loans shall be subject in all respects to the provisions of this Agreement as if they were Swing Line Loans covered by a request under Section 2.02(c), including, without limitation, the limitations set forth in this Section 2.01 and the requirements that the applicable provisions of Section 6.01 (in the case of Swing Line Loans made on the Closing
Date) and Section 6.02 be satisfied. All actions taken by the Swing Line Lender pursuant to the provisions of this Section 2.01(c) shall be conclusive and binding on the Borrower absent manifest error or such Swing Line Lender's gross negligence or willful misconduct. The Swing Line Loans shall be evidenced by the Swing Line Note; provided that the outstanding aggregate amount of Swing Line Loans advanced by the Swing Line Lender hereunder shall not exceed the Swing Line Commitment at any time. Each Lender shall remain severally and unconditionally liable to fund its pro rata share (based upon each Lender's Percentage Share) of such Swing Line Loans on each Settlement Date and, in the event the Swing Line Lender chooses not to fund all Base Rate Loans requested on any date, to fund its Percentage Share of the Base Rate Loans requested, subject to satisfaction of the provisions hereof relating to the making of Base Rate Loans. Prior to each Settlement, all payments or repayments of the principal of, and interest on, Swing Line Loans shall be credited to the account of the Swing Line Lender. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Swing Line Loans, as a whole or in part, at any time without penalty or premium.

                           (ii) The Lenders shall effect Settlements on (A) the
Business Day immediately following any day which the Swing Line Lender gives written notice to the Administrative Agent to effect a Settlement, (B) the Business Day immediately following the Swing Line Lender's or the Administrative Agent's becoming aware of the existence of any Default, (C) the Termination Date, (D) any date on which the Borrower wishes to convert a Swing Line Loan into a Revolving Credit Loan, and (E) in any event, on the first Business Day of each calendar quarter for the immediately preceding calendar quarter (each such date, a "Settlement Date"). One Business Day prior to each such Settlement Date, the Administrative Agent shall give notice by facsimile or telecopier to the Lenders of (1) the respective outstanding amount of Revolving Credit Loans made by each Lender as at the close of the prior Business Day, and (2) the amount that any Lender, as applicable (a "Settling Lender"), shall pay to effect a settlement (a "Settlement Amount"). A statement of the Administrative Agent submitted to the Lenders with respect to any amounts owing hereunder shall be PRIMA FACIE evidence of the amount due and owing. Each Settling Lender shall, not later than 11:00 a.m. (Central Time) on each Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent, for the benefit of the Swing Line Lender, at the Administrative Agent's Principal Office in the amount of such Lender's Settlement Amount. All funds advanced by any Lender as a Settling Lender pursuant to this Section 2.01(c) shall for all purposes be treated as a Base Rate Loan by that Lender (in place of the Swing Loan Lender) to the Borrower and all such funds so advanced shall be treated as a payment in full of such amount by the Borrower under its Swing Line Note.

                           (iii) Subject to the Settling Lender's receipt of the
notice required pursuant to Section 2.01(c)(ii), the Administrative Agent may (unless notified to the contrary by any Settling Lender by 11:00 a.m. (Central
Time) one Business Day prior to the Settlement Date) assume that each Settling Lender has made available (or will make available by the time specified in Section 2.01(c)(ii)) to the Administrative Agent its Settlement Amount, and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, effect Settlements. If the Settlement Amount of such Settling Lender is made available to the Administrative Agent on a date after such Settlement Date, such Settling Lender shall pay the Administrative Agent, for the benefit of the Swing Line Lender, on demand an amount equal to the product of (A) the average, computed for the period referred to in clause
(C) below, of the weighted average annual interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period times (B) such Settlement Amount times
(C) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to but not including the date on which such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. Upon payment of such amount such Settling Lender shall be deemed to have delivered its Settlement Amount on the Settlement Date and shall become entitled to interest payable by the Borrower with respect to such Settling Lender's Settlement Amount as if such share were delivered on the Settlement Date. If such Settlement Amount is not in fact made available to the Administrative Agent by such Settling Lender within three Business Days of such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrower, with any unpaid interest thereon at the Base Rate.

                           (iv) After any Settlement Date, any payment by the
Borrower of Swing Line Loans hereunder shall be allocated pro rata among the Lenders, in accordance with such Lender's Percentage Share.

                           (v) If, prior to the making of a Revolving Credit
Loan pursuant to clause (ii) of this Section 2.01(c), a Default has occurred and is continuing, each Lender shall, on the date such Revolving Credit Loan was to have been made, purchase an undivided participating interest in the outstanding Swing Line Loans in an amount equal to its Percentage Share of such Swing Line Loans. Each Lender will immediately transfer to the Administrative Agent, for the benefit of the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Administrative Agent will deliver to such Lender a Swing Line participation certificate dated the date of receipt of such funds and in such amount.

                           (vi) Whenever, at any time after the Administrative
Agent has received from any Lender such Lender's participating interest in the Swing Line Loans pursuant to clause (v) above, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it in like funds as such payment is required to be returned by the Administrative Agent.

                           (vii) Each Lender's obligation to purchase
participating interests pursuant to clause (v) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Administrative Agent, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; (C) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (D) any breach of this Agreement by the Borrower or any other Lender or the Administrative Agent; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (d) Letters of Credit. During the period from and including the Closing Date to, but excluding, the date 30 days prior to the Termination Date, the Issuing Bank, as issuing bank for the Lenders, agrees to extend credit for the account of the Borrower or any Guarantor (other than the Parent) at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Revolving Credit Commitments, as then in effect, minus the aggregate principal amount of all Revolving Credit Loans, Swing Line Loans, the Direct Pay Letter of Credit Exposure and the LC Exposure then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each of the Letters of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank, (iii) be for the account of the Borrower or any Guarantor (other than the Parent) and
(iv) expire not later than five Business Days prior to the Termination Date.

                  (e) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or LIBOR Loans; provided that, without the prior written consent of the Majority Lenders, no more than 10 LIBOR Loans may be outstanding at any time.

         Section 2.02 Borrowings, Continuations and Conversions, Letters of Credit.

                  (a) Borrowings. The Borrower shall give the Administrative Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify (i) the aggregate amount of such borrowing, (ii) the Type and (iii) the date (which shall be a Business Day) of the Loans to be borrowed, and (iv) (in the case of LIBOR Loans) the duration of the Interest Period therefor.

                  (b) Minimum Amounts. All Base Rate Loan borrowings shall be in amounts of at least $500,000 or the remaining balance of the Aggregate Revolving Credit Commitments, if less, or any whole multiple of $100,000 in excess thereof, and all LIBOR Loans shall be in amounts of at least $1,000,000 or any whole multiple of $500,000 in excess thereof.

                  (c) Notices. All borrowings (except for borrowings automatically funded under Section 2.10(d)), continuations and conversions shall require advance written notice to the Administrative Agent (which shall promptly notify the Lenders) in the form of Exhibit B (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent (i) not later than 11:00 a.m. (Central time) on the date of each Swing Line Loan and (ii) with respect to all Loans other than Swing Line Loans, not later than 11:00 a.m. (Central time) at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each LIBOR Loan borrowing, continuation or conversion. Without in any way limiting the

Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Administrative Agent.

                  (d) Continuation Options. Subject to the provisions made in this Section 2.02(d), the Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any LIBOR Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $500,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each LIBOR Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

                  (e) Conversion Options. The Borrower may elect to convert all or any part of any LIBOR Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Administrative Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a LIBOR Loan by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of all or any part of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $500,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a LIBOR Loan.

                  (f) Advances. Not later than 11:00 a.m. (Central time) on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

                  (g) Letters of Credit. The Borrower shall give the Issuing Bank (which shall promptly notify the Lenders of such request and their Percentage Share of such Letter of Credit) advance notice to be received by the Issuing Bank not later than 11:00 a.m. (Central time) not less than three Business Days prior thereto of each request for the issuance, and at least the earlier of (A) 30 Business Days prior to the date of the renewal or extension, of a Letter of Credit hereunder or (B) 30 calendar days prior to the last date upon which the Issuing Bank is required to give notice of cancellation or non-renewal of such Letter of Credit thereunder, which request shall specify (i) the amount of such Letter of Credit, (ii) the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended, (iii) the duration thereof, (iv) the name and address of the beneficiary thereof and (v) such other information as the Administrative Agent may reasonably request, all of which shall be reasonably satisfactory to the Administrative Agent. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Administrative Agent shall issue, renew or extend such Letter of Credit to the beneficiary thereof.

         In conjunction with the issuance of each Letter of Credit, the Borrower shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

         The Issuing Bank will send to the Borrower and each Lender, immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

         Section 2.03 Changes of Aggregate Revolving Credit Commitments.

                  (a) The Aggregate Revolving Credit Commitments shall be automatically adjusted as a result of any reductions pursuant to Section 2.03(b) or 2.08.

                  (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Revolving Credit Commitments at any time, or from time to time, upon not less than three Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

                  (c) The Aggregate Revolving Credit Commitments once terminated or reduced may not be reinstated.

         Section 2.04 Increase in Aggregate Revolving Credit Commitments.

                  (a) So long as (i) no Default has occurred and is continuing, and (ii) the Borrower has not terminated or reduced in part any unused portion of the Aggregate Revolving Credit Commitments at any time pursuant to Section 2.03, the Borrower may (1) at any time during the period beginning on the Closing Date through the date syndication efforts of the Loans have been completed, by notice to the Administrative Agent, request an increase in the amount of the Aggregate Revolving Credit Commitments within the limitations hereafter described and (2) at any time during the period beginning six months after the Closing Date through and including the Termination Date, by notice to the Administrative Agent, request a one-time increase in the amount of the Aggregate Revolving Credit Commitments within the limitations hereafter described, which notices shall set forth the amount of such increase. In accordance with Section 2.04(d), the amount of the Aggregate Revolving Credit Commitments may be so increased either by having one or more New Lenders that have been approved by the Borrower become Lenders and/or by having any one or more of the then existing Lenders (at their respective election in their sole discretion) increase the amount of their Revolving Credit Commitments ("Increasing Lenders"), provided that (i) the Revolving Credit Commitment of any New Lender shall not be less than $5,000,000 and the sum of the Revolving Credit Commitments of the New Lenders and the increases in the Revolving Credit Commitments of the Increasing Lenders shall be in an aggregate amount of not less than $5,000,000 (and, if in excess thereof, in integral multiples of $1,000,000); (ii) the aggregate amount of all the increases in the Revolving Credit Commitments pursuant to this Section 2.04 shall not exceed Twenty-Five Million Dollars ($25,000,000); (iii) the Borrower, each New Lender and/or each Increasing Lender shall have executed and delivered to the Administrative Agent a commitment and acceptance (the "Commitment and Acceptance") substantially in the form of Exhibit G hereto, and the Administrative Agent shall have accepted and executed the same, (iv) the Borrower shall have executed and delivered to the Administrative Agent a Revolving Credit Note or Revolving Credit Notes payable to the order of each New Lender and/or each Increasing Lender, each such Revolving Credit Note to be in the amount of such New Lender's Revolving Credit Commitment or such Increasing Lender's Revolving Credit Commitment (as applicable); (v) if requested by the Administrative Agent, the Borrower shall have delivered to the Administrative Agent opinions of counsel (substantially similar to the forms of opinions provided for in Section 6.01(f), modified to apply to the increase in the Revolving Credit Commitments and each new Revolving Credit Note and Commitment and Acceptance executed and delivered in connection therewith); (vi) the Guarantors shall have consented in writing to the new Revolving Credit Commitments or increases in Revolving Credit Commitments (as applicable) and shall have agreed that their Guaranty Agreement continues in full force and effect, and (vii) the Borrower, each New Lender and/or each Increasing Lender shall otherwise have executed and delivered such other instruments and documents as the Administrative Agent shall have reasonably requested in connection with such new Revolving Credit Commitment or increase in the Revolving Credit Commitment (as applicable). The form and substance of the documents required under clauses (iii) through (vii) above shall be reasonably acceptable to the Administrative Agent. The Administrative Agent shall provide written notice to all of the Lenders hereunder of the admission of any New Lender or the increase in the Revolving Credit Commitment of any Increasing Lender hereunder and shall furnish to each of the Lenders copies of the documents required under clause
(iii), (v), (vi) and (vii) above.

                  (b) Upon the effective date of any increase in the Aggregate Revolving Credit Commitments pursuant to the provisions hereof (such date hereinafter referred to as the "Increase Date"), which Increase Date shall be mutually agreed upon by the Borrower, each New Lender, each Increasing Lender and the Administrative Agent, each New Lender and/or Increasing Lender shall make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all New Lenders and Increasing Lenders to the reduction of the outstanding Revolving Credit Loans held by the Lenders (including the Increasing Lenders) to cause the principal amount outstanding under the Revolving Credit Loans made by each Lender to be equal to each Lender's Percentage Share of the Aggregate Revolving Credit Commitments as so increased. The Borrower hereby irrevocably authorizes each New Lender and/or each Increasing Lender to fund to the Administrative Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Revolving Credit Loans held by the other Lenders, and each such payment shall constitute a Revolving Credit Loan hereunder. If, as a result of the repayment of the Revolving Credit Loans provided for in this Section 2.04(b), any payment of a LIBOR Loan occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any of the Lenders (including any Increasing Lender to the extent of LIBOR Loans held by such Increasing Lender prior to such Increase
Date) holding a LIBOR Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 5.05. Upon the Increase Date, all Revolving Credit Loans outstanding hereunder (including any Revolving Credit Loans made by the New Lenders and/or Increasing Lenders on the Increase Date) shall be Base Rate Loans, subject to the Borrower's right to convert the same to LIBOR Loans on or after such date in accordance with the provisions of Section 2.02.

                  (c) Upon the Increase Date and the making of the Revolving Credit Loans by the New Lenders and/or Increasing Lenders in accordance with the provisions of Section 2.04(b), each New Lender and/or each Increasing Lender shall also be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, from the Lenders immediately prior to the Increase Date, an undivided interest and participation in any Letter of Credit and Swing Line Loan, as applicable, then outstanding, ratably, such that each Lender (including each New Lender) holds a participation interest in each such Letter of Credit and Swing Line Loan, as applicable, in proportion to such Lender's Percentage Share.

                  (d) Upon the notice by the Borrower to the Administrative Agent pursuant to Section 2.04(a) hereof, each of the then existing Lenders shall have the right (at such Lender's election) to increase its Revolving Credit Commitment by an amount equal to such Lender's Percentage Share of the proposed increase in the Aggregate Revolving Credit Commitments. If less than all of the proposed increase in Aggregate Revolving Credit Commitments is elected by the existing Lenders, then any of the then existing Lenders shall have the right to increase its Revolving Credit Commitment in an amount greater than such Lender's Percentage Share of the proposed increase in the Aggregate Revolving Credit Commitments with the Administrative Agent's approval. If the entire amount of the proposed increase in Aggregate Revolving Credit Commitments is still not obtained, the Borrower may with the Administrative Agent's cooperation add New Lenders, such New Lenders to be reasonably acceptable to the Administrative Agent, with new Revolving Credit Commitments which when added to the increase in Revolving Credit Commitments of the Increasing Lenders, shall equal the requested increase in the Aggregate Revolving Credit Commitments. In the event the sum of each New Lender's Revolving Credit Commitment and the increase in each Increasing Lender's Revolving Credit Commitment is less than the requested increase in the Aggregate Revolving Credit Commitments, the Borrower may elect to accept the increase in the Aggregate Revolving Credit Commitments to be equal to such lesser amount. Notwithstanding anything to the contrary, Administrative Agent shall not be liable for any failure to obtain Increasing Lenders or New Lenders hereunder or any failure to increase the Aggregate Revolving Credit Commitments by the amount so requested by the Borrower pursuant to Section 2.04(a).

                  (e) Nothing contained herein shall constitute, or otherwise be deemed to be a commitment or agreement on the part of any Lender to increase its Revolving Credit Commitment hereunder at any time. No Lender (except only for itself) shall have the right to decline Borrower's request pursuant to Section 2.04(a) for an increase in the Aggregate Revolving Credit Commitments.

         Section 2.05 Fees.

                  (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused amount of the Aggregate Revolving Credit Commitments for the period from and including the Closing Date up to, but excluding, the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Termination Date at a rate per annum equal to the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio on the most recent Determination Date:

                   LEVERAGE RATIO                                                   COMMITMENT FEE PERCENTAGE
----------------------------------------------------------                          -------------------------
Greater than or equal to 3.00:1.00                                                             0.500%
Less than 3.00:1.00 but greater than or equal to 1.50:1.00                                     0.375%
Less than 1.50:1.00                                                                            0.300%

The commitment fee percentage shall be established as of each Determination Date beginning with the fiscal quarter ending June 30, 2004. Any change in the commitment fee percentage following each Determination Date shall be determined based upon the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01, subject to review and approval of such computations by the Administrative Agent. Each change in the commitment fee percentage shall be effective as of the first day of the calendar month following each Determination Date and shall remain in effect until the date that is the first day of the calendar month following the next Determination Date for which a change in the commitment fee percentage occurs; provided, however; if the Borrower shall fail to deliver any required financial statements or Compliance Certificate within the time period required by Section 8.01, the commitment fee percentage shall be the highest percentage amount set forth in the above table for the period beginning on the relevant Determination Date and ending on the date that the appropriate financial statements and Compliance Certificate are so delivered. Notwithstanding the foregoing, during the period beginning on the Closing Date and ending on June 30, 2004, the commitment fee percentage shall be 0.375%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Termination Date. For purposes of computing the commitment fees payable hereunder, outstanding Swing Line Loans shall be disregarded.

                  (b) Letter of Credit and Direct Pay Letter of Credit Fees.

                           (i) The Borrower agrees to pay the Administrative
Agent, for the account of each Lender, commissions for issuing the Letters of Credit on the daily average outstanding of the maximum liability of the Issuing Bank existing from time to time under such Letter of Credit (calculated separately for each Letter of Credit) at the rate per annum equal to the Applicable Margin in effect from time to time for LIBOR Loans, provided that each Letter of

Credit shall bear a minimum commission of $500. Each Letter of Credit shall be deemed to be outstanding up to the full undrawn face amount of the Letter of Credit until the Issuing Bank has received the canceled Letter of Credit or a written cancellation of the Letter of Credit from the beneficiary of such Letter of Credit in form and substance acceptable to the Issuing Bank, or for any reductions in the amount of the Letter of Credit (other than from a drawing), written notification from the beneficiary of such Letter of Credit. Such commissions are payable quarterly in arrears on each Quarterly Date and upon cancellation or expiration of each such Letter of Credit.

                           (ii) In addition to the foregoing, the Borrower shall
pay to the Issuing Bank, for its own account, fronting, amendment, transfer, negotiating and other fees in accordance with the Issuing Bank's then current fee policy generally applicable to letters of credit of the same or similar type issued by the Issuing Bank.

                           (iii) In addition to the foregoing, the Borrower
shall pay to the Issuing Bank certain fees more specifically described in the Reimbursement Agreement.

                  (c) The Borrower shall pay such other fees as are set forth in the Fee Letter in the manner and on the dates specified therein to the extent not paid prior to the Closing Date.

         Section 2.06 Several Obligations. The failure of any Lender to make any Loan to be made by it or to provide funds for disbursements or reimbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

         Section 2.07 Notes. The Revolving Credit Loans (other than Swing Line Loans) made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-1, dated (i) the Closing Date or
(ii) the effective date of an Assignment pursuant to Section 13.06(b), payable to the order of such Lender in a principal amount equal to its Revolving Credit Commitment as originally in effect and otherwise duly completed and such substitute Notes as required by Section 13.06(b). The Swing Line Loans made by the Swing Line Lender resulting from the advances under Section 2.01(c) shall be evidenced by a promissory note of the Borrower in substantially the form of Exhibit A-2, dated the Closing Date and payable to the Swing Line Lender in a principal amount equal to the Swing Line Commitment. The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Notes, and, prior to any transfer may be endorsed by such Lender on the schedule attached to such Notes or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Notes.

         Section 2.08 Prepayments.

                  (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans upon not less than one Business Day's prior notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $500,000 or any whole multiple of $500,000 or, if less, the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay LIBOR Loans on the same conditions as for Base Rate Loans (except that prior notice to the Administrative Agent shall be not less than three Business Days for LIBOR Loans) and in addition such prepayments of LIBOR Loans shall be subject to the terms of Section 5.05.

                  (b) Mandatory Prepayments.

                           (i) Revolving Credit Commitment Reductions. If, after
giving effect to any termination or reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.03(b) or 2.03(c), the outstanding aggregate principal amount of the Revolving Credit Loans and Swing Line Loans, plus the LC Exposure, plus the Direct Pay Letter of Credit Exposure exceeds the Aggregate Revolving Credit Commitments, the Borrower shall (i) prepay the Revolving Credit Loans and Swing Line Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if any excess remains after prepaying all of the Revolving Credit Loans and Swing Line Loans because of LC Exposure and/or Direct Pay Letter of Credit Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to the excess to be held as cash collateral as provided in Section 2.09(b) hereof.

                           (ii) Upon Transfers and Issuances of Equity. The
Borrower shall, and shall cause any Subsidiary to, apply an amount equal to 100% of the net cash proceeds received from any (A) Transfers of the type referred to in Section 9.16(iii) to the extent that during any consecutive 12-month period such net cash proceeds exceed $2,500,000, based on the net book value of the Property sold or the net proceeds received and (B) issuance by WCA Corp. or its Subsidiaries of debt or equity securities to first, promptly prepay the Revolving Credit Loans, and second, promptly provide cash collateral or, at the Borrower's election so long as no Default has occurred and is continuing, effect optional redemption of the Bonds in an amount not less than the Direct Pay Letter of Credit Exposure as provided in the Reimbursement Agreement. Upon the occurrence of any event requiring a mandatory prepayment to the Revolving Credit Loans pursuant to this Section 2.08(b)(ii) other than the issuance by WCA Corp. of equity securities in connection with an initial public offering consummated on or about the Closing Date, the Aggregate Revolving Credit Commitments shall automatically reduce by an amount equal to such net cash proceeds received in connection with the transactions described in clauses (A) and (B) above. Notwithstanding the foregoing, the Borrower may elect to provide cash collateral in lieu of the prepayment required pursuant to this clause (ii) to the extent any LIBOR Loans are outstanding until termination of the applicable Interest Period so long as (A) the pledge of cash collateral does not affect the tax-exempt nature of the Bonds or result in the Bonds being characterized as so called "arbitrage bonds," and (B) no Default has occurred and is continuing.

                           (iii) Generally. Prepayments permitted or required
under this Section 2.08 shall be without premium or penalty, except as required under Section 5.05 for prepayment of LIBOR Loans. Any prepayments on the Revolving Credit Loans may be reborrowed subject to the then effective Aggregate Revolving Credit Commitments. Any voluntary prepayments shall be applied to the Loans as specified by Borrower.

                           (iv) Transfers of Non-Core Assets. The Borrower
shall, and shall cause any Guarantor or Subsidiary to, apply an amount equal to 100% of the net cash proceeds received from any Transfers of the type referred to in Section 9.16(iv) to first, promptly prepay the Revolving Credit Loans and second, promptly provide cash collateral. Notwithstanding the foregoing, the Borrower may elect to provide cash collateral in lieu of the prepayment required pursuant to this clause (vi) to the extent any LIBOR Loans are outstanding until termination of the applicable Interest Period so long as no Default has occurred and is continuing.

         Section 2.09 Assumption of Risks. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit or the Direct Pay Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit or the Direct Pay Letter of Credit. Neither the Issuing Bank (except in the case of gross negligence or willful misconduct on the part of the Issuing Bank or any of its employees), nor any Lender shall be responsible for the validity, sufficiency (except for the sufficiency on their face) or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency (except for the sufficiency on their face) of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the Direct Pay Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit or the Direct Pay Letter of Credit to comply fully with the underlying conditions required in order to draw upon any Letter of Credit or the Direct Pay Letter of Credit; or for any other consequences arising from causes beyond the Issuing Bank's control or the control of the Issuing Bank's correspondents. In addition, neither the Issuing Bank, the Administrative Agent nor any Lender shall be responsible for any error, neglect, or default of any of the Issuing Bank's correspondents; and none of the above shall affect, impair or prevent the vesting of any of the Issuing Bank's, the Administrative Agent's or any Lender's rights or powers hereunder or under the Letter of Credit Agreements or this Agreement, all of which rights shall be cumulative. The Issuing Bank and its correspondents may accept certificates or other documents that appear on their face to comply with the terms of the applicable Letter of Credit or the Direct Pay Letter of Credit, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by the Issuing Bank or by any correspondent for the Issuing Bank in good faith in connection with any Letter of Credit, the Direct Pay Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Issuing Bank or its correspondents under any resulting liability to the Borrower in the absence of gross negligence or willful misconduct on the part of any such Person.

         Section 2.10 Obligation to Reimburse and to Prepay.

                  (a) If a disbursement by the Issuing Bank is made under any Letter of Credit, the Borrower shall pay to the Administrative Agent within two Business Days after notice of any such disbursement is received by the Borrower, the amount of each such disbursement made by the Issuing Bank under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) through the second Business Day after notice of such disbursement is received by the Borrower and (ii) thereafter, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the period from and including the third Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount. Subject to Section 13.14, the obligations of the Borrower or Waste Corporation Texas, if applicable, under this Agreement with respect to each Letter of Credit and the Direct Pay Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit, the Direct Pay Letter of Credit or any of the Security Instruments; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit, the Direct Pay Letter of Credit or any of the Security Instruments; (iii) the existence of any claim, set-off, defense or other rights which the Borrower or any Guarantor, if applicable, may have at any time against the beneficiary of any Letter of Credit or the Direct Pay Letter of Credit or any transferee of any Letter of Credit or the Direct Pay Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the Direct Pay Letter of Credit, the Security Instruments, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit or the Direct Pay Letter of Credit proves to have been forged, fraudulent, insufficient (so long as it is not insufficient on its face) or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by the Issuing Bank under any Letter of Credit or the Direct Pay Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit or the Direct Pay Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank, except to the extent the Borrower or any Subsidiary actually recovers (net of costs and expenses) any proceeds (net of any expenses incurred for such recovery) for itself or the Issuing Bank of any payment made by the Issuing Bank in connection with such gross negligence or willful misconduct.

                  (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to Section 2.08(b) or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess in the case of Section 2.08(b)), shall be deemed to be forthwith due and owing by the Borrower to the Administrative Agent as of the date of any such occurrence; and the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Administrative Agent on behalf of the Issuing Bank and the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Borrower hereby grants to and by its deposit with the Administrative Agent grants to the Administrative Agent a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Administrative Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or the Security Instruments, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

                  (c) Each Lender severally and unconditionally agrees that it shall promptly reimburse the Issuing Bank an amount equal to such Lender's Percentage Share of any disbursement made by the Issuing Bank (i) under any Letter of Credit that is not reimbursed according to this Section 2.10 or (ii) under the Direct Pay Letter of Credit that is not reimbursed according to the Reimbursement Agreement.

                  (d) Notwithstanding anything to the contrary contained herein, subject to availability under the Swing Line Commitment, to the extent the Borrower has not reimbursed the Issuing Bank for any drawn upon Letter of Credit within two Business Days after notice of such disbursement has been received by the Borrower, the amount of such Letter of Credit reimbursement obligation shall automatically be funded by the Swing Line Lender as a Swing Line Loan hereunder and used by the Swing Line Lender to pay such Letter of Credit reimbursement obligation. To the extent the funding of such Letter of Credit reimbursement obligation as a Swing Line Loan would cause the aggregate amount of all Swing Line Loans outstanding to exceed the Swing Line Commitment or the Swing Line Lender does not desire to make a Swing Line Loan for such purpose, such Letter of Credit reimbursement obligation shall not be funded as a Swing Line Loan, but instead shall be funded as a Revolving Credit Loan.

         Section 2.11 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                                  ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST

         Section 3.01 Repayment of Loans.

                  (a) Revolving Credit Loans. On the Termination Date the Borrower shall repay the outstanding principal amount of the Revolving Credit Notes.

                  (b) Swing Line Loans. The principal amount of each advance of a Swing Line Loan (together with all interest accrued thereon until the date of payment) shall be repaid pursuant to the terms of Section 2.01(c).

                  (c) Direct Pay Letter of Credit. The principal amount of the Direct Pay Letter of Credit shall be reduced pursuant to the Reimbursement Agreement.

                  (d) Generally. The Borrower will pay to the Administrative Agent, for the account of each Lender, the principal payments required by this
Section 3.01.

         Section 3.02 Interest.

                  (a) Interest Rates. The Borrower will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

                           (i) if such a Loan is a Base Rate Loan, the Base Rate
(as in effect from time to time) plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate; and

                           (ii) if such a Loan is a LIBOR Loan, for each
Interest Period relating thereto, the LIBOR Rate for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

                  (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay to the Administrative Agent, for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amounts due and payable or that become due and payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date of an Event of Default (or the date any such other amount becomes due and payable) until the same is paid in full or all Events of Default are cured or waived. If an Event of Default under Section 10.01(a) occurs, the operation of this Section 3.02(b) shall be automatic, but if the only Events of Default are Events of Default other than under Section 10.01(a), the operation of this Section 3.02(b) shall require the election of the Majority Lenders to accrue interest at the Post-Default Rate.

                  (c) Due Dates. Accrued interest on Base Rate Loans shall be payable monthly on the first day of each month commencing on [JUNE 1, 2004], and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Any accrued and unpaid interest on the Revolving Credit Loans on the Termination Date shall be paid on such date. Accrued interest on Swing Line Loans shall be paid pursuant to Section 3.01(c).

                  (d) Determination of Rates. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.

                                   ARTICLE IV

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

         Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower or Waste Corporation Texas, if applicable, under this Agreement, the Notes, the Direct Pay Letter of Credit and the Letter of Credit Agreements shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to the Borrower from time to time, not later than 11:00 a.m. (Central time) on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as otherwise provided in the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Administrative Agent of any principal of or interest on any borrowing, the Borrower shall notify the Administrative Agent of the Loans to which such payment shall apply. In the absence of such notice the Administrative Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

         Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of commitment fee or other fees under Section 2.05(a) and Section 2.05(b)(i) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Revolving Credit Commitments under Section 2.03(b) shall be applied to the

Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower or Waste Corporation Texas, if applicable, of disbursements under the Direct Pay Letter of Credit or Letters of Credit shall be made for account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

         Section 4.03 Computations. Interest on all LIBOR Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. All computations of interest on Base Rate Loans and fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day).

         Section 4.04 Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Administrative Agent (in the case of a Lender) of the proceeds of a Loan or a payment under the Direct Pay Letter of Credit or a Letter of Credit to be made by it hereunder or (in the case of the Borrower or Waste Corporation Texas) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower or Waste Corporation Texas (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until, but excluding, the date the Administrative Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower or Waste Corporation Texas as recipient, will be equal to the Base Rate plus the Applicable Margin.

         Section 4.05 Set-off, Sharing of Payments, Etc. (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset balances held by it or by any of such Lender's Affiliates for account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the

Administrative Agent thereof, provided that, to the extent permitted by law, such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement (or reimbursement by the Borrower or Waste Corporation Texas as to any Letter of Credit or the Direct Pay Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower or Waste Corporation Texas, if applicable, to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Administrative Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in Letters of Credit or the Direct Pay Letter of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of Letters of Credit or the Direct Pay Letter of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or Letters of Credit or the Direct Pay Letter of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.

         Section 4.06 Taxes.

                  (a) Payments Free and Clear. Any and all payments by the Borrower or any Guarantor hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Issuing Bank and the Administrative Agent, taxes imposed on or measured by its income, and franchise or similar taxes imposed on it, by any jurisdiction, taxes imposed by any jurisdiction as a direct consequence of it, or any of its Affiliates, having a present or former connection with such jurisdiction, including without limitation, being organized, existing or qualified to do business, doing business or maintaining a permanent establishment or office in such jurisdiction, and taxes imposed by reason of its failure to comply with any applicable certification, identification, information, documentation or other reporting requirement (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Bank or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender, the Issuing Bank or the Administrative Agent (as the case may
be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any Security Instrument (hereinafter referred to as "Other Taxes").

                  (c) Indemnification. To the fullest extent permitted by applicable law, the Borrower will indemnify each Lender and the Issuing Bank and the Administrative Agent for the full amount of Taxes and Other Taxes (including, but not limited to, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 4.06) paid by such Lender, the Issuing Bank or the Administrative Agent (on their behalf or on behalf of any Lender), as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted unless the payment of such Taxes was not correctly or legally asserted and such Lender's payment of such Taxes or Other Taxes was the result of its gross negligence or willful misconduct. Any payment pursuant to such indemnification shall be made within 30 days after the date any Lender, the Issuing Bank or the Administrative Agent, as the case may be, makes written demand therefor setting forth the basis for such request.

                  (d) Refunds and Benefits. If any Lender, the Issuing Bank or the Administrative Agent receives a refund or credit in respect of any Taxes or Other Taxes for which such Lender, Issuing Bank or the Administrative Agent has received payment from the Borrower (whether under Sections 4.06(a) or (c) or otherwise), and to the extent that such payment by the Borrower reduced the tax burden that such Lender, the Issuing Bank or the Administrative Agent was or shall be required to pay (such tax burden reduction hereinafter called the "tax benefit"), such Lender, Issuing Bank or the Administrative Agent, as the case may be, shall promptly notify the Borrower of such refund, credit or tax benefit and shall, if no Default or Event of Default has occurred and is continuing promptly thereafter (or promptly upon receipt or realization, if the Borrower has requested application for such refund, credit or tax benefit pursuant hereto), pay an amount equal to such refund, credit or tax benefit to the Borrower without interest (but with any interest so refunded or credited), provided that the Borrower, upon the request of such Lender, the Issuing Bank or the Administrative Agent, agrees to return such refund, credit or tax benefit (plus penalties, interest or other charges) to such Lender or the Administrative Agent to the extent such Lender or the Administrative Agent is required to repay such refund, credit or tax benefit (plus penalties, interest or other charges).

                  (e) Lender Representations.

                           (i) Each Lender represents that it is either (1) a
banking association or corporation organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a banking association or corporation organized under the laws of the United States of America or any state thereof (each, a "Non-U. S. Lender") agrees to provide to the Borrower and the Administrative Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form W-8ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form W-8ECI Certification") or (B) Internal Revenue Service Form W-8BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form W-8BEN Certification"). In addition, each Lender agrees that if it previously filed a Form W-8ECI Certification, it will deliver to the Borrower and the Administrative Agent a new Form W-8ECI Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form W-8BEN Certification, it will deliver to the Borrower and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Administrative Agent have received a Form W-8BEN Certification or Form W-8ECI Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Administrative Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent or the Borrower as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this
Section 4.06 or (ii) the Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

                           (ii) For any period with respect to which a Lender
has failed to provide the Borrower with the form required pursuant to this
Section 4.06, if any, (other than if such failure is due to (x) a retroactive change in a Governmental Requirement or (y) a Governmental Requirement occurring subsequent to the date on which a form originally would have been required to be provided eliminating such requirement), such Lender shall not be entitled to indemnification under this Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

                           (iii) The Borrower shall not be required to pay any
additional amounts to any Non-U.S. Lender in respect of United States Federal withholding tax pursuant to this Section 4.06 to the extent that (1) the obligation to withhold amounts with respect to such tax existed on the date such Non-U.S. Lender became a party to this Agreement, or (2) with respect to payments made to a different lending office designated by such Non-U.S. Lender as its applicable lending office (the "New Lending Office"), the date such Non-U.S. Lender designated such New Lending Office with respect to any Obligations.

                           (iv) Any Lender claiming any additional amounts
payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Administrative Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed, and take such other reasonable measures as are necessary if the making of such a filing, change, contest or action with respect to such tax or withholding would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                                   ARTICLE V

                                CAPITAL ADEQUACY

         Section 5.01 Additional Costs.

                  (a) LIBOR Regulations, etc. The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it reasonably determines are attributable to its making or maintaining of any LIBOR Loans or issuing or participating in Letters of Credit or the Direct Pay Letter of Credit hereunder or its obligation to make any LIBOR Loans or issue or participate in any Letters of Credit or the Direct Pay Letter of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such LIBOR Loans, Letters of Credit, the Direct Pay Letter of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such LIBOR Loans or Letters of Credit or the Direct Pay Letter of Credit (other than taxes imposed on or measured by the overall net income of such Lender or of its Applicable Lending Office for any of such LIBOR Loans); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the London interbank market (but excluding the Reserve Requirement to the extent it is included in the LIBOR
Rate) to the extent not covered by Section 5.06(c); or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Administrative Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this
Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (b) Regulatory Change. Without limiting the effect of the provisions of Section 5.01(a), in the event that at any time (by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting (A) any Lender, (B) the London interbank market or (C) such Lender's position in such market), the LIBOR Rate, as determined reasonably and in good faith by such Lender, will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Loans, then, if such Lender so elects, by notice to the Borrower and the Administrative Agent, the obligation of such Lender to make additional LIBOR Loans shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section
5.04 shall be applicable).

                  (c) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Notes, or its Loans or any interest held by it in any Letter of Credit or the Direct Pay Letter of Credit. The amount of such compensation shall be an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) by virtue of such Regulatory Change to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Regulatory Change to a Governmental Requirement. Such Lender will notify the Borrower and the Administrative Agent that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

                  (d) Compensation Procedure. Any Lender notifying the Borrower of the incurrence of Additional Costs under this Section 5.01 shall in such notice to the Borrower and the Administrative Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue Letters of Credit or the Direct Pay Letter of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit or the Direct Pay Letter of Credit, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within 30 days of the receipt by the Borrower of the notice described in this Section 5.01(d).

         Section 5.02 Limitation on LIBOR Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBOR Rate for any Interest Period:

                  (a) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Rate" in
Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

                  (b) the Administrative Agent reasonably determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "LIBOR Rate" in Section 1.02 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining LIBOR Loans; then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans.

         Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable). Any such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such change would avoid such unlawfulness or the need for such suspension and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

         Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03. If the obligation of any Lender to make LIBOR Loans shall be suspended pursuant to Section 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred which affects existing LIBOR Loans and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on (a) the last day of the applicable Interest Period to the extent permitted by law, and any then outstanding LIBOR Loans shall continue to bear interest at the applicable LIBOR Rate plus the Applicable Margin until the end of the applicable Interest Period and thereafter shall be deemed converted to a Base Rate Loan so long as (i) no Default of Event of Default has occurred and is continuing, (ii) it shall not be illegal for such Lender to continue to maintain the LIBOR Loans and (iii) the Borrower shall pay directly to each Lender such amounts as such Lender may determine to be necessary to compensate such Lender for such Additional Costs, or (b) on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

         Section 5.05 Compensation. The Borrower shall pay to each Lender within 30 days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender reasonably determines are attributable to:

                           (i) any payment, prepayment or conversion of a LIBOR
Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.02) on a date other than the last day of the Interest Period for such Loan; or

                           (ii) any failure by the Borrower for any reason
(including but not limited to, the failure of any of the conditions precedent specified in Article V to be satisfied) to borrow, continue or convert a LIBOR Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c); provided, however, that where such failure is attributable to the circumstances set forth in Sections 5.01(b), 5.02 or 5.03 with respect to such Lender's inability or determination not to make LIBOR Loans, no such compensation shall be required. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

         Section 5.06 Time Limit; Etc.

                  (a) Time Limited. Notwithstanding anything to the contrary contained in Sections 5.01 through 5.05, the Borrower shall not be required to reimburse or pay any costs or expenses to any Lender as required by such sections which have accrued more than 180 days prior to such Lender's giving notice to the Borrower that such Lender has suffered or incurred such costs or expenses.

                  (b) Non-Discriminatory Basis. None of the Lenders shall be permitted to pass through to the Borrower costs and expenses under Sections 5.01 through 5.05 which are not also passed through by such Lender to other customers of such Lender similarly situated when such customer is subject to documents containing similar provisions as those contained in such Sections.

                  (c) Mitigation. Each Lender agrees that as soon as practicable after a Responsible Officer with direct responsibility for such Lender's credit relationship with such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under Sections 5.01 through 5.05, such Lender will give notice thereof to the Borrower, with a copy to the Administrative Agent, and, to the extent so requested by the Borrower, such Lender shall use reasonable efforts and take such actions as are reasonably appropriate if as a result the additional monies which would otherwise be required to be paid to such Lender pursuant to such Sections would be materially reduced, or the illegality or other adverse circumstances which would otherwise require a conversion of such Loans or result in the inability to make such Loans pursuant to such Sections would cease to exist, and in each case if, as reasonably determined by such Lender, the taking of such actions would not affect such Loans or such Lender or otherwise be disadvantageous to such Lender.

         Section 5.07 Replacement Lenders.

                  (a) Terminated Lenders. If any Lender has (i) required the Borrower to make payments for Taxes under Section 4.06 or (ii) has notified the Borrower and the Administrative Agent of its incurring Additional Costs under
Section 5.01(a) or other compensation under Section 5.01(c) or (iii) asserts that it cannot under Section 5.01(b) or is illegal under Section 5.01(a) for it to make and maintain LIBOR Loans when all other Lenders have not also made such assertion, then the Borrower may, unless such Lender has notified the Borrower and the Administrative Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (the "Terminated Lender") at any time upon five Business Days' prior written notice to the Terminated Lender and the Administrative Agent (such notice referred to herein as a "Notice of Termination").

                  (b) Replacement Lenders. In order to effect the termination of the Commitment of the Terminated Lender, the Borrower shall: (i) obtain an agreement with one or more Lenders to increase their respective Commitment and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment; provided, however, that such one or more other banking institutions are reasonably acceptable to the Administrative Agent and become parties by executing an Assignment (the Lenders or other banking institutions that agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "Replacement Lenders"), such that the aggregate increased and/or accepted Commitment of the Replacement Lenders under clauses
(i) and (ii) above equal the Commitment of the Terminated Lender.

                  (c) Content of Notice of Termination. The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the "Lender Termination Date"), and the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

                  (d) Effecting Termination. On the Lender Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment assign its Commitment to the Replacement Lender or Replacement Lenders indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loans (if any) then outstanding and participation interests in Letters of Credit and the Direct Pay Letter of Credit (if any) then outstanding, (ii) the Terminated Lender shall endorse its Notes, payable without recourse, representation or warranty, except in accordance with the Assignment, to the order of the Replacement Lender or Replacement Lenders, (iii) the Replacement Lender or Replacement Lenders shall purchase the Notes held by the Terminated Lender at a price equal to the unpaid principal amount thereof plus interest and facility and other fees accrued and unpaid to the Lender Termination Date, and (iv) the Replacement Lender or Replacement Lenders will thereupon succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of Section 13.06(b), and the Terminated Lender will have the rights and benefits of an assignor under Section 13.06(b). To the extent not in conflict, the terms of
Section 13.06(b) shall supplement the provisions of this Section 5.07(d). For each assignment made under this Section 5.07, the Replacement Lender shall pay to the Administrative Agent the processing fee provided for in Section 13.06(b). The Borrower will be responsible for the payment of any breakage costs associated with termination of the Terminated Lender, as set forth in Section 5.05.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         Section 6.01 Initial Funding.

         The obligation of the Lenders to make the Initial Funding is subject to the receipt by the Administrative Agent and the Lenders of all fees payable pursuant to Section 2.05 and the Fee Letter on or before the Closing Date and the receipt by the Administrative Agent of the following documents (in sufficient original counterparts, other than the Notes, for each Lender) and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (a) A certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower (y) who are authorized to sign the Loan Documents to which the Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, (iii) specimen signatures of the authorized officers, (iv) the certificate of incorporation and the bylaws of the Borrower certified to be correct and complete copies. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

                  (b) A certificate of the Secretary or an Assistant Secretary of each Guarantor setting forth (i) resolutions of its board of directors or other governing body with respect to the authorization of such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Guarantor (y) who are authorized to sign the Loan Documents to which such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby, (iii) specimen signatures of the authorized officers, and (iv) a certification that the articles or certificate of incorporation, bylaws, partnership agreements, or other organizational documents of such Guarantor have not been modified in any respect from the copies previously provided to the Administrative Agent and the Lenders in connection with the Existing Credit Agreement. The Administrative Agent and the Lenders may conclusively rely on such certificate until they receive notice in writing from such Guarantor to the contrary.

                  (c) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Borrower and Guarantors.

                  (d) A Compliance Certificate, duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

                  (e) The Notes dated as of the Closing Date, duly completed and executed.

                  (f) Opinions of legal counsel to the Borrower and the Guarantors, in form and substance satisfactory to the Administrative Agent, as to such matters incident to the transactions herein contemplated as the Administrative Agent may reasonably request.

                  (g) Pro forma projections prepared by the Borrower, in form and substance satisfactory to the Administrative Agent.

                  (h) Audit of Borrower's and its Subsidiaries' assets in form and substance satisfactory to the Administrative Agent.

                  (i) Form S-1 and all amendments thereto as filed with the SEC by WCA Corp., such filings to be in form and substance reasonably acceptable to the Administrative Agent.

                  (j) Evidence that the outstanding Term A Loans and Revolving Credit Loans (each as defined in the Existing Credit Agreement) have been paid in full.

                  (k) Unaudited consolidated balance sheet of the Borrower as at March 31, 2004 and the related consolidated statement of income, stockholders' equity and cash flow for the portion of the fiscal year ended on such date, all in accordance with GAAP, as applied on a consistent basis (subject to normal year-end adjustments).

                  (l) Such other documents, agreements, and instruments as the Administrative Agent or any Lender or special counsel to the Administrative Agent may reasonably request.

         Section 6.02 Initial and Subsequent Loans and Letters of Credit. The obligation of the Lenders to make Loans (except as to Loans automatically funded pursuant to Section 2.10(d)) to the Borrower upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit for the account of the Borrower (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

                  (a) no Default shall exist;

                  (b) no Material Adverse Effect shall have occurred and be continuing; and

                  (c) the representations and warranties made by the Borrower in
Article VII and by the Borrower and each Guarantor in the Security Instruments shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and immediately after giving effect to such new borrowing, except to the extent such representations and warranties are set forth as being related only to a specified date (e.g. "as of the Closing Date") and were true and correct as of such specified date or the Majority Lenders may expressly consent in writing to the contrary.

Each request for a borrowing or issuance, renewal, extension or reissuance of a Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(c) (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit as of the date thereof).

         Section 6.03 Conditions Precedent for the Benefit of Lenders. All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

         Section 6.04 No Waiver. No waiver of any condition precedent shall preclude the Administrative Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that the failure of the Borrower to satisfy such condition precedent constitutes a Default.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each borrowing and issuance, renewal, extension or reissuance of a Letter of Credit to the extent provided in Section 6.02):

         Section 7.01 Corporate Existence. Each of the Borrower and each
Subsidiary: (i) is a corporation, limited partnership or limited liability company duly organized, legally existing and in good standing, if applicable, under the laws of the jurisdiction of its organization; (ii) (x) has all requisite power (corporate or otherwise), and (y) has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except in each case referred to in clauses (ii) (y) and (iii), to the extent the failure so to do could not reasonably be expected to have a Material Adverse Effect.

         Section 7.02 Financial Condition. The audited consolidated balance sheet of Waste Corporation as at December 31, 2003 and the related consolidated statement of income, stockholders' equity and cash flow for the fiscal year ended on said date, with the opinion thereon of KPMG heretofore furnished to each of the Lenders, are complete and correct and fairly present the consolidated financial condition of Waste Corporation and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year, all in accordance with GAAP, as applied on a consistent basis. The unaudited consolidated balance sheet of the Borrower as at March 31, 2004 and the related consolidated statement of income, stockholders' equity and cash flow for the portion of the fiscal year ended on such date are complete and correct and fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said date, all in accordance with GAAP, as applied on a consistent basis (subject to normal year-end adjustments). Neither the Borrower nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, forward or long-term commitments other than those customary in Borrower's business or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in Schedule 7.02. Since March 31, 2004, there has been no change or event that could reasonably be expected to have a Material Adverse Effect. Since the date of the Financial Statements, neither the Properties of the Borrower or any Subsidiary have been affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy where such event or matter could reasonably be expected to result in a Material Adverse Effect.

         Section 7.03 Litigation. Except as disclosed to the Lenders in Schedule
7.03 hereto, at the Closing Date there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower threatened against or affecting the Borrower or any Subsidiary which can reasonably be expected to result in any judgment or liability against the Borrower or any Subsidiary not fully covered by insurance (except for normal deductibles) and which could reasonably be expected to have a Material Adverse Effect.

         Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents and the Related Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or bylaws, partnership agreement, operating agreement or other organizational documents, as the case may be, of the Borrower or any Subsidiary, or, in any material respect, any Governmental Requirement or any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any material Lien upon any of the revenues or assets of the Borrower or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

         Section 7.05 Authority. The Borrower and each Subsidiary have all necessary power (corporate or otherwise) and authority to execute, deliver and perform its obligations under the Related Documents to which it is a party; and the execution, delivery and performance by the Borrower and each Subsidiary of the Loan Documents and the Related Documents to which it is a party, have been duly authorized by all necessary action (corporate or otherwise) on its part; and the Related Documents constitute the legal, valid and binding obligations of the Borrower and each Subsidiary, enforceable in accordance with their terms.

         Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower or any Subsidiary of the Related Documents or for the validity or enforceability thereof, except for
(i) the recording and filing of the Security Instruments as required by this Agreement and (ii) approvals by the applicable Governmental Authorities (including the Issuer, the Attorney General of the State of Texas and the Comptroller of Public Accounts of the State of Texas) with respect to the transactions relating to the Installment Sale Agreement and issuance of the Bonds.

         Section 7.07 Use of Loans. The proceeds of the Loans and the Direct Pay Letter of Credit shall be used to (i) fund a portion of the transactions contemplated hereby, (ii) refinance certain existing indebtedness of the Borrower, (iii) pay fees and expenses incurred in connection with the transactions contemplated hereby, (iv) provide working capital and general business purpose needs of the Borrower and the Guarantors (other than the Parent), (v) the funding of Qualified Acquisition Expenditures, Expansion Expenditures, and Capital Expenditures permitted hereunder, (vi) make payments pursuant to the Reimbursement Agreement and the Installment Sale Agreement, and
(vii) the funding of certain other expenditures approved by the Administrative Agent from time to time. The Letters of Credit shall be used for general business purposes of the Borrower and the Guarantors (other than the Parent). The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve

System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

         Section 7.08 ERISA.

                  (a) The Borrower and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

                  (b) Each Plan and each Welfare Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

                  (c) No act, omission or transaction has occurred which could reasonably be expected to result in imposition on the Borrower or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to Section 502(c), (i), (l) or (m) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under Section 409 of ERISA.

                  (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated within the preceding six calendar years. No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower or any ERISA Affiliate has been or is expected by the Borrower or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan (other than a Multiemployer Plan) has occurred.

                  (e) Full payment when due has been made of all amounts which the Borrower or any ERISA Affiliate is required under the terms of each Plan and each Welfare Plan or applicable law to have paid as contributions to such Plan or Welfare Plan, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in
Section 4041 of ERISA.

                  (g) None of the Borrower or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in
Section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower or any ERISA Affiliate in its sole discretion at any time without any liability that could reasonably be expected to have a Material Adverse Affect.

                  (h) None of the Borrower or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

                  (i) None of the Borrower or any ERISA Affiliate is required to provide security under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liabilities of the Plan.

         Section 7.09 Taxes. Each of the Borrower and its Subsidiaries has filed or obtained extensions for filing of all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes shown to be due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, except for any taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

         Section 7.10 Titles, etc. Except as set forth in Schedule 7.10:

                  (a) Each of the Borrower and its Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens, except Liens permitted by Section 9.02. Material Property held by the Borrower or its Subsidiaries under leases or similar arrangements are listed in item 2 of Schedule 7.10.

                  (b) All material leases and agreements necessary for the conduct of the business of the Borrower and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to result in a Material Adverse Effect.

                  (c) The rights, Properties and other assets presently owned, leased or licensed by the Borrower and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit the Borrower and its Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

                  (d) All of the assets and Properties of the Borrower and its Subsidiaries which are material to the operation of its business are in good working condition, ordinary wear and tear excepted, and are maintained in accordance with prudent business standards.

         Section 7.11 No Material Misstatements. No written information, statement, exhibit, certificate, document or report, taken as a whole, furnished to the Administrative Agent and the Lenders (or any of them) by the Borrower or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Borrower and its Subsidiaries taken as a whole. To the best knowledge of the Borrower after due inquiry, as of the Closing Date there is no fact peculiar to the Borrower or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Borrower can now foresee) a

Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Administrative Agent by or on behalf of the Borrower or any Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

         Section 7.12 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.13 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14, the Borrower has no Subsidiaries.

         Section 7.15 Location of Business and Offices. The Borrower's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement. As of the Closing Date, the principal place of business and chief executive office of each Subsidiary are located at the addresses stated on Schedule 7.14.

         Section 7.16 Defaults. Neither the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound which default would have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

         Section 7.17 Environmental Matters. Except as would not reasonably be expected to have a Material Adverse Effect (or with respect to clauses (c) and (d) below, where the failure to take such actions would not reasonably be expected to have a Material Adverse Effect), to the best knowledge of the Borrower, after due inquiry:

                  (a) Neither any Property of the Borrower or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

                  (b) Without limitation of clause (a) above, no Property of the Borrower or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

                  (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the

Borrower and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, are set forth on Schedule 7.17 and have been duly obtained or filed, or to the extent not obtained or filed, will be obtained or filed in the ordinary course of business, and the Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

                  (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of the Borrower or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

                  (e) The Borrower has taken all steps reasonably necessary to determine and based on such steps and due inquiry has no reason to believe that any hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released or that there has been any threatened release of any hazardous substances on or to any Property of the Borrower or any Subsidiary, in each case except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

                  (f) To the extent applicable, all Property of the Borrower and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the Environmental Laws applicable to the Borrower and its Subsidiaries during the term of this Agreement, and the Borrower does not have any reason to believe that such Property, to the extent subject to Environmental Laws, will not be able to maintain compliance with Environmental Laws requirements during the term of this Agreement;

                  (g) Neither the Borrower nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment; and

                  (h) (i) no portion of the real Property of the Borrower or any Subsidiary has been used for the handling, processing, storage or disposal of hazardous substances; and no underground tank or other underground storage receptacle for hazardous substances is located on such Properties; (ii) in the course of any activities conducted by the Borrower, or operators of such real Property, no hazardous substances have been generated or are being used on such Properties; (iii) there have been no unpermitted releases or threatened releases of hazardous substances on, upon, into or from the real Property of the Borrower or any Subsidiary; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of such real Property, which, through soil or groundwater contamination, may have come to be located on such Properties; and (v) in addition, when required under applicable Environmental Laws, any hazardous substances that have been generated on such real Property have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities, to the best of the Borrower's knowledge, have been and are operating in material compliance with such permits and applicable Environmental Laws.

         Section 7.18 Compliance with the Law. Neither the Borrower nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure could reasonably be expected to have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         Section 7.19 Insurance. Schedule 7.19 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Borrower and each Subsidiary as of the Closing Date. As of such date, all such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrower or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower and each Subsidiary; will remain in full force and effect through the respective dates set forth in
Schedule 7.19 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 7.19 identifies all material risks, if any, as to which the Borrower and its Subsidiaries and their respective Board of Directors or officers have designated themselves as being self insured as of the Closing Date. Neither the Borrower nor any Subsidiary has been unable to obtain any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

         Section 7.20 Restriction on Liens. Neither the Borrower nor any of its Subsidiaries is a party to any agreement or arrangement (other than this Agreement and the Security Instruments, and any contracts or agreements in respect of liens permitted under Section 9.02), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties.

         Section 7.21 Material Agreements. Set forth on Schedule 7.21 hereto is a complete and correct list of all material agreements, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect as of the Closing Date providing for, evidencing, securing or otherwise relating to any Debt of the Borrower or any of its Subsidiaries, and all material obligations of the Borrower or any of its Subsidiaries to issuers of material surety or appeal bonds issued for account of the

Borrower or any such Subsidiary, and subject to Schedule 7.21 such list correctly sets forth the names of the debtor and creditor with respect to the Debt obligations outstanding or to be outstanding and the Property subject to any Lien securing such Debt obligation. The Borrower has heretofore delivered to the Administrative Agent and the Lenders a complete and correct copy of all such material credit agreements, indentures, purchase agreements, contracts, letters of credit, guarantees, joint venture agreements, or other instruments, including any modifications or supplements thereto, as in effect on the Closing Date.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Obligations:

         Section 8.01 Reporting Requirements. The Borrower shall deliver, or shall cause to be delivered, to the Administrative Agent with sufficient copies of each for the Lenders:

                  (a) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of WCA Corp., the audited consolidated statements of income, stockholders' equity, and cash flows of WCA Corp. and its Consolidated Subsidiaries (including the Borrower) for such fiscal year, and the related audited consolidated balance sheets of WCA Corp. and its Consolidated Subsidiaries (including the Borrower) as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of WCA Corp. and its Consolidated Subsidiaries (including the Borrower) as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default. In addition, as soon as available and in any event within 120 days after the end of each fiscal year of Waste Corporation, unaudited consolidating, statements of income, stockholders equity, and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year, and the related unaudited consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidating financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year, and that such financial statements have been prepared in accordance with GAAP.

                  (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each fiscal quarterly period of each fiscal year of the Borrower, consolidated and consolidating statements of income, retained earnings, and cash flows of the

Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

                  (c) Annual Projections. As soon as available and in any event not later than 30 days before the beginning of each fiscal year of the Borrower, beginning with the fiscal year beginning January 1, 2005, projections of consolidated financial statements of income, stockholders' equity and cash flows of the Borrower and its Consolidated Subsidiaries for the succeeding fiscal year, and the related consolidated balance sheets of the Borrower and its Consolidated Subsidiaries, all in form satisfactory to the Lenders; provided, however, that Borrower may include in any projections customary explanations and disclaimers regarding any such projections, and provided further, such projections are based on the good faith determinations of such information believed by the Borrower to be reasonable at the time.

                  (d) Notice of Default, Etc. Promptly after the Borrower knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.

                  (e) Other Accounting Reports. Promptly upon receipt thereof, a copy of each management letter submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual audit made by them of the books of the Borrower and its Subsidiaries, and a copy of any response by the Borrower or any Subsidiary of the Borrower, or the Board of Directors of the Borrower or any Subsidiary of the Borrower, to such letter.

                  (f) SEC Filings, Etc. From and after such time, if any, as Borrower files a registration statement with the SEC or otherwise becomes subject to public company reporting obligations under the Securities Exchange Act of 1934, as amended, promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by the Borrower to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Borrower with or received by the Borrower in connection therewith from any securities exchange or the SEC; provided, however, that the requirement to deliver the Borrower's quarterly reports (Form 10-Q) and annual reports (Form 10-K) to be filed with the SEC may be satisfied by notifying the Administrative Agent and the Banks that (i) such documents have been posted on the Borrower's website on the Internet at the website address listed on Schedule 7.14 or (ii) a link thereto can be found on the aforementioned website address and further provided that paper copies will be provided upon request of the Administrative Agent.

                  (g) Notices Under Other Loan Agreements. Concurrent with the furnishing thereof, copies of any statement or notice furnished to any Person relating to any default or event of default or the waiver thereof under any other indenture, loan or credit or other similar agreement.

                  (h) Annual Airspace Review. Promptly after receipt thereof, annual reports prepared by a qualified Person acceptable to the Administrative Agent regarding the status of remaining landfill airspace.

                  (i) Acquisition Target Financial Statements. In connection with the acquisition of either a controlling interest in a Person or a controlling interest in all or substantially all of a Person's assets, Borrower shall provide Administrative Agent with current financial information and the Borrower's financial and operational analysis regarding the Person and the Person's assets as Lenders shall request. Prior to delivery of such Person's information to the Administrative Agent, the Administrative Agent shall agree in writing to keep all such information confidential on the same terms as agreed to between the Borrower and such Person.

                  (j) Other Matters. From time to time such other information regarding the business, affairs or financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

The Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to clause (a) or (b) above, a Compliance Certificate executed by a Responsible Officer on behalf of the Borrower (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.12, 9.13, 9.14, 9.15, and 9.16 as of the end of the most recently completed fiscal quarter or fiscal year.

         Section 8.02 Litigation. The Borrower shall promptly give to the Administrative Agent notice of: (a) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority materially affecting the Borrower or any Subsidiary, except proceedings in respect of operating permits that are a normal part of Borrower's and its Subsidiaries' business, and (b) any litigation or proceeding against or adversely affecting the Borrower or any Subsidiary in which the amount involved is not covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought, except in each case proceedings or other matters which would not reasonably be expected to have a Material Adverse Effect, provided, however Borrower need not give notice of any proceedings as to which it is not a party and that affects the Borrower's and its Subsidiaries' industry generally. The Borrower will, and will cause each of its Subsidiaries to, promptly notify the Administrative Agent and each of the Lenders of any claim not fully covered by insurance (subject to normal deductibles), judgment, Lien or other encumbrance resulting from any litigation or other proceeding and affecting any Property of the Borrower or any Subsidiary (other than Liens permitted under Section 9.02) if the value of such claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $500,000.

         Section 8.03 Maintenance, Etc.

                  (a) Generally. The Borrower shall and shall cause each Subsidiary to: (except for mergers of Subsidiaries permitted under Section 9.08 and Transfers permitted under Section 9.16) preserve and maintain its corporate existence and all of its material rights, permits, licenses, privileges and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements is reasonably expected to have a Material Adverse Effect; file all federal income tax returns and pay all amounts shown thereon to be due, and pay and discharge all other material taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice and under conditions that do not unreasonably interfere with the Borrower's or any Subsidiaries' business, permit representatives of the Administrative Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts at least as set forth on Schedule 8.03 and otherwise as customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available. The Borrower shall promptly obtain endorsements to such casualty insurance policies naming "Wells Fargo Bank, National Association, as Administrative Agent for the Secured Parties" as joint loss payee and containing provisions that such policies will not be canceled without 30 days prior written notice having been given by the insurance company to the Administrative Agent. The proceeds received under any casualty insurance policy shall be used for restoration, repair or replacement of the damaged Property; provided, however, if (i) an Event of Default exists, (ii) the insurance proceeds are not used by the Borrower or its Subsidiary for restoration, repair or replacement of the damaged Property or (iii) upon completion of such restoration, repair or replacement, there remains any portion of the insurance proceeds, such proceeds shall be paid to the Administrative Agent to apply to the payment of the Obligations in the manner set forth in
Section 10.02(c).

                  (b) Proof of Insurance. Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Administrative Agent a sufficient number of copies for each Lender of certificate of insurance coverage from the insurer in form and substance satisfactory to the Administrative Agent and, if requested, will furnish the Administrative Agent and the Lenders copies of the applicable policies.

                  (c) Operation of Properties. The Borrower will and will cause each Subsidiary to operate its Properties or cause such Properties to be operated in accordance with the usual and customary practices of the industry and in compliance in all material respects with all applicable contracts and agreements and all Governmental Requirements.

         Section 8.04 Environmental Matters.

                  (a) Establishment of Procedures. The Borrower will and will cause each Subsidiary to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Borrower and its Subsidiaries and the operations conducted thereon and other activities of the Borrower and its Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws,
(iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

                  (b) Notice of Action. The Borrower will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Borrower has knowledge in connection with any Environmental Laws, excluding action in respect of permit applications in the ordinary course of business and routine testing and corrective action.

                  (c) Future Acquisitions. The Borrower will and will cause each Subsidiary to provide environmental audits and tests as are usual and customary to be obtained for Properties of similar use and purpose as reasonably requested by the Administrative Agent and the Majority Lenders (or as otherwise required to be obtained by the Administrative Agent or the Majority Lenders by any Governmental Authority) in connection with any future acquisitions of real Properties.

         Section 8.05 Further Assurances. Upon the request of the Administrative Agent, the Borrower will and will cause each Subsidiary to cure promptly any defects in the creation and issuance of the Obligations and the execution and delivery of the Security Instruments and this Agreement. The Borrower at its expense will and will cause each Subsidiary to promptly execute and deliver to the Administrative Agent upon reasonable request all such other documents, agreements and instruments to comply with the covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Security Instruments and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 8.06 Performance of Obligations. The Borrower will pay the Obligations according to the reading, tenor and effect thereof; and the Borrower will and will cause each

Subsidiary to do and perform every act and discharge all of the obligations to be performed and discharged by them under the Security Instruments and this Agreement, at the time or times and in the manner specified.

         Section 8.07 ERISA Information and Compliance. The Borrower will furnish and will cause any ERISA Affiliate to furnish to the Administrative Agent with sufficient copies to the Lenders (i) promptly and in any event within 30 days after the receipt thereof by the Borrower or any ERISA Affiliate, a copy of the annual actuarial report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $1,000,000, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in Section 406 of ERISA or in Section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Borrower or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and
(iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of Section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

         Section 8.08 Subsidiary Guarantors. The Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents. Without limiting the foregoing, upon the creation or acquisition of any Subsidiary, the Borrower shall (a) provide written notice of such event to the Administrative Agent within five Business Days following the date the Borrower has knowledge thereof, and (b) cause each such Subsidiary to execute and deliver a Guaranty Agreement (or written joinder to existing Guaranty Agreements), Security Instruments, and such other documents required by this Agreement, each in form and substance satisfactory to the Administrative Agent, within 30 calendar days following the date the Borrower has knowledge thereof. If any Subsidiary is created or acquired after the date hereof, the Borrower shall execute and deliver to the Administrative Agent (i) an amendment to this Agreement to amend Schedule 7.14 (which only needs the signature of the Administrative Agent to be effective if the only change is the addition of the new Subsidiary) and (ii) any other documents, instruments, or agreements required by the Administrative Agent. This Section 8.08 shall not be construed as permitting the creation or acquisition of any Subsidiary not otherwise permitted by Section 9.19.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of the Obligations:

         Section 9.01 Debt. Neither the Borrower nor any Subsidiary will incur, create, assume or permit to exist any Debt, except:

                  (a) the Notes, the Direct Pay Letter of Credit or other Obligations or any guaranty of or suretyship arrangement for the Notes or other Obligations;

                  (b) Debt of the Borrower or any Subsidiary existing on the Closing Date which is reflected in the Financial Statements or is disclosed in
Schedule 9.01, and any renewals or extensions (but not increases) thereof;

                  (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

                  (d) (i) capital leases, (ii) Equipment Leases, and (iii) purchase money Debt which in each purchase money Debt case shall not exceed 100% of the lesser of the total purchase price and the fair market value of the Property acquired as determined at the time of acquisition, provided all Debt incurred pursuant to this clause (d) shall not exceed $10,000,000 per fiscal year;

                  (e) Subordinated Debt so long as the Borrower has delivered a Compliance Certificate concurrently with the issuance thereof demonstrating pro forma compliance with Article IX;

                  (f) prepayments for services rendered in the ordinary course of business provided that no default exists in delivery of the service for which any such prepayments were made.

                  (g) Debt between and among the Borrower and/or any Guarantors (other than the Parent);

                  (h) obligations in respect of Hedging Agreements entered into in compliance with Section 8.08;

                  (i) surety bonds and similar instruments of the nature and for the purposes described in Schedule 7.02, item 1;

                  (j) obligations of Waste Corporation Texas under the Installment Sale Agreement and the Related Documents; and

                  (k) other Debt disclosed or described in Schedule 9.01.

         Section 9.02 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

                  (a) Liens securing the payment of any Obligations;

                  (b) Excepted Liens;

                  (c) Liens disclosed on Schedule 9.02;

                  (d) Liens securing Debt permitted under Section 9.01(d), but only on the Property that is the subject of or acquired with such Debt; and

                  (e) Liens in respect of operating leases that do not constitute Debt and that are otherwise permitted under Section 9.07.

         Section 9.03 Investments, Loans and Advances. Neither the Borrower nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

                  (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.03;

                  (b) accounts receivable arising in the ordinary course of business or notes or other obligations or Property received in settlement thereof;

                  (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

                  (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc.;

                  (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $500,000,000 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., respectively;

                  (f) deposits in money market funds investing substantially in investments described in Section 9.03(c), 9.03(d) or 9.03(e);

                  (g) investments, loans or advances made by the Borrower in or to the Guarantors (other than the Parent); and

                  (h) Qualified Acquisition Expenditures and Expansion Expenditures.

         Section 9.04 Dividends, Distributions and Redemptions; Etc. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders. The Borrower will not make any investments in, or make any loans or advances to, the Parent.

         Section 9.05 Sales and Leasebacks. Neither the Borrower nor any Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby the Borrower or any Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 9.06 Nature of Business. Neither the Borrower nor any Subsidiary will allow any material change to be made in the character of its business as an operator of non-hazardous solid waste collection, recycling, transfer and disposal services.

         Section 9.07 Limitation on Leases. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including operating or capital leases), under leases or lease agreements except for leases (a) in the ordinary course of business and which do not constitute Debt and (b) permitted under Section 9.01(d) hereof.

         Section 9.08 Mergers, Etc. Except as permitted by Section 9.19, neither the Borrower nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person; provided, however, so long as no Default exists or would result therefrom, (a) any Subsidiary may merge into or transfer its assets to another Subsidiary or into the Borrower, and (b) the Borrower or a Subsidiary may transfer the stock of a Subsidiary to a Guarantor; and provided further, that the sale and repurchase of any Property contemplated by Waste Corporation Texas pursuant to the Installment Sale Agreement shall be permitted hereunder.

         Section 9.09 Proceeds of Notes; Letters of Credit. The Borrower will not permit the proceeds of the Notes or Letters of Credit to be used for any purpose other than those permitted by Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         Section 9.10 ERISA Compliance. The Borrower will not at any time:

                  (a) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Section 502(c), (i),
(l) or (m) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) Terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Borrower or any ERISA Affiliate to the PBGC;

                  (c) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) Voluntarily permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in Section 4041 of ERISA;

                  (f) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

                  (g) Acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Multiemployer Plan, or (ii) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

                  (h) Incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA;

                  (i) Contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any liability that could reasonably be expected to have a Material Adverse Affect; or

                  (j) Amend or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code.

         Section 9.11 Sale or Discount of Receivables. Neither the Borrower nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable (excluding any discounts of gate rates provided in the ordinary course of business and settlement of past due amounts in the ordinary course of business and in accordance with prudent commercial practice).

         Section 9.12 Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time (calculated quarterly at the end of each fiscal quarter) to be greater than 4.25 to 1.00.

         Section 9.13 Net Worth. The Borrower will not permit its Net Worth at any time (calculated quarterly at the end of each fiscal quarter) to be less than 85% of its Net Worth on the Closing Date, plus 50% of the sum of the Borrower's after-tax Consolidated Net Income for each fiscal quarter for which Consolidated Net Income is greater than $0 beginning with the fiscal quarter ending June 30, 2004, plus 100% of the increase to Net Worth resulting from equity offerings after the Closing Date.

         Section 9.14 Senior Funded Debt Leverage Ratio. The Borrower will not permit the Senior Funded Debt Leverage Ratio at any time (calculated at the end of each fiscal quarter) to be greater than the ratio corresponding to the applicable period set forth below:

            FISCAL QUARTER ENDING:                                                                      RATIO:
--------------------------------------------------                                                      ------
June 30, 2004 through and including June 30, 2006                                                    3.50 to 1.00
At all times thereafter                                                                              3.25 to 1.00

         Section 9.15 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio at any time (calculated quarterly at the end of each fiscal quarter) to be less than 1.50 to 1.00.

         Section 9.16 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Property or any interest in any Property (a "Transfer"), except for (i) any Transfers in the ordinary course of business that are replaced by substitute Property; (ii) intercompany Transfers between and among Borrower and its Subsidiaries; (iii) other sales of Property (other than Transfers described in clause (iv)) where the aggregate sales price therefor does not exceed $2,500,000 in the aggregate in any fiscal year; (iv) Transfers of Non-Core Assets to the extent the aggregate sales price therefor does not exceed $500,000 in the aggregate at any time beginning on the Closing Date. Each Transfer shall be for fair value.

         Section 9.17 Environmental Matters. Neither the Borrower nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property, in each case where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

         Section 9.18 Transactions with Affiliates. Except as permitted by
Section 9.08, neither the Borrower nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided, however, that the Borrower and its Subsidiaries may provide general and administrative services to its Affiliates and to Waste Corporation and any of its Subsidiaries, with or without reimbursement or compensation, all pursuant to service agreements in form and substance reasonably satisfactory to the Administrative Agent, and that nothing set forth in this Agreement shall prohibit Borrower and its Subsidiaries from paying their proportionate share of any liabilities of the consolidated group of which they are a member that are imposed by any Governmental Requirement.

         Section 9.19 Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, create any additional Subsidiaries unless (a) such Subsidiaries acquire some or all of the assets (whether through merger, contribution or otherwise) of the Borrower or other Subsidiaries as part of a corporate restructuring or reorganization, are used to effect an acquisition as permitted by this Agreement, or are created to provide services or functions, or hold assets of the type now performed, furnished or used by the Borrower and its Subsidiaries and (b) the Borrower and its Subsidiaries have complied with
Section 8.08. The Borrower shall not and shall not permit any Subsidiary to sell or to issue any stock or ownership interest of a Subsidiary, except to the Borrower or a Guarantor and except in compliance with Section 9.03 or Section 9.08.

         Section 9.20 Negative Pledge Agreements. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments and any agreement creating the Liens allowed under Sections 9.02(d) and (e)) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any Subsidiary from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

         Section 9.21 Subordinated Debt. Neither the Borrower nor any Subsidiary will amend, supplement or otherwise modify the terms of any of the Subordinated Debt or any of the documents evidencing such Subordinated Debt or prepay, redeem or repurchase any of the Subordinated Debt.

                                   ARTICLE X

                           EVENTS OF DEFAULT; REMEDIES

         Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

                  (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit or the Direct Pay Letter of Credit, or any fees or other amount payable by it hereunder or under any other Related Document, or any Guarantor shall default in the payment of any guaranty obligation or any other amounts when due under any Related Document to which such Guarantor is a party, and such default, other than a default of a payment or prepayment of principal, interest, any reimbursement obligation, or guaranty obligation (each of which shall have no cure period), shall continue unremedied for a period of five Business Days; or

                  (b) the Borrower or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $500,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

                  (c) any representation, warranty or certification made or deemed made herein or in any Loan Document by the Borrower or any Subsidiary, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or any Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (d) the Borrower shall default in the performance of any of its obligations under Article IX (other than Sections 9.10 and 9.17) or Section 8.01(d); or the Borrower shall default in the performance of any of its obligations under Section 8.01(a), or 8.01(b) or delivery of any Compliance Certificate and such default shall continue unremedied for a period of five days after the earlier to occur of (i) notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent) or (ii) the Borrower otherwise becoming aware of such default; or the Borrower shall default in the performance of any of its obligations under Section 9.10 or 9.17 and such default shall continue unremedied for a period of 10 days after the earlier to occur of (i) notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent) or (ii) the Borrower otherwise becoming aware of such default; or the Borrower shall default in the performance of any of its obligations under Article VIII (other than Section 8.01(a), 8.01(b) or 8.01(d) or to deliver Compliance Certificates), any other Article of this Agreement other than Article IX, or any Security Instrument or any Related Document to which it is a party (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent) or (ii) the Borrower otherwise becoming aware of such default; or a Guarantor shall default in the performance of any of its obligations under any Related Document to which it is a party (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof to the Borrower by the Administrative Agent or any Lender (through the Administrative Agent), or (ii) the Borrower or such Guarantor otherwise becoming aware of such default; or

                  (e) the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower shall be entered in an involuntary case under the Federal Bankruptcy Code; or

                  (h) a judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall be rendered by a court against the Borrower or any Subsidiary and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) the Loan Documents shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, or the Security Instruments after delivery thereof cease to create a valid and perfected Lien of the priority required thereby on any material portion of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower shall so state in writing; or

                  (j) a Material Adverse Effect shall have occurred; or

                  (k) any Guarantor takes, suffers or permits to exist any of the events or conditions referred to in clauses (e), (f), (g) or (h) or if any provision of any guaranty agreement related thereto shall, in any material respect, for any reason cease to be valid and binding on such Guarantor or if such Guarantor shall so state in writing; or

                  (l) any Related Document shall for any reason cease to be in full force and effect other than in accordance with its terms.

         Section 10.02 Remedies.

                  (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01 or a Change of Control, the Administrative Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments (in whole or part) and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Obligations (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.09(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01, the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Obligations (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.09(b)) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Obligations; third to fees; fourth pro rata to principal outstanding on the Notes and other Obligations; fifth to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure and the Direct Pay Letter of Credit Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI

                            THE ADMINISTRATIVE AGENT

         Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the Security Instruments with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the Security Instruments, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Borrower or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

         Section 11.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.

         Section 11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings or Direct Pay Letter of Credit drawings) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default.

         Section 11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it and its participation in the issuance of Letters of Credit or the Direct Pay Letter of Credit, Wells Fargo (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Wells Fargo (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Administrative Agent, and Wells Fargo and its Affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Issuing Bank ratably in accordance with their Percentage Shares for the Indemnity Matters as described in Section 13.03 to the extent not indemnified or reimbursed by the Borrower under Section 13.03, but without limiting the obligations of the Borrower under said Section 13.03 and for any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or the Issuing Bank in any way relating to or arising out of: (i) this Agreement, the Security Instruments or any other documents contemplated by or referred to herein or the transactions contemplated hereby, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or (ii) the enforcement of any of the terms of this Agreement, any Security Instrument or of any such other documents; whether or not any of the foregoing specified in this Section 11.05 arises from the sole or concurrent negligence of the Administrative Agent or the Issuing Bank, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

         Section 11.06 Non-Reliance on Administrative Agent and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement, the Notes, the Security Instruments or any other document referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Winstead Sechrest & Minick P.C. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         Section 11.07 Action by Administrative Agent. Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 13.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Lenders (or all of the Lenders as expressly required by Section 13.04) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 13.04) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement and the Security Instruments or applicable law.

         Section 11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent with the consent of the Borrower, which consent shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Majority Lenders in accordance with the foregoing provisions, and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XI and Section 13.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

         Section 11.09 Issuing Bank as Agent. The Administrative Agent hereby irrevocably appoints and authorizes the Issuing Bank to act as its agent (for the benefit of itself, the Administrative Agent and the other Lenders) under the Security Instruments and the other Related Documents with such other powers as are reasonably incidental thereto for purposes of holding maintaining, or taking any action with respect to the collateral securing the Obligations, including without limitation, the Direct Pay Letter of Credit. The Issuing Bank is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Related Documents.

         Section 11.10 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:

                  (a) to release any Lien on any Property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit and the Direct Pay Letter of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 13.04, if approved, authorized or ratified in writing by the Majority Lenders; and

                  (b) to release any Guarantor from its obligations under the Guaranty Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

         Upon request by the Administrative Agent at any time, the Majority Lenders will confirm in writing the Administrative Agent's authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 11.10.

                                  ARTICLE XII

                                    SECURITY

         The Obligations shall be secured by (i) a perfected first priority security interest and Lien (subject only to Liens permitted under Section 9.02 entitled to priority under applicable law or under Section 9.02) in all of the assets (except that perfection of Liens in motor vehicles and granting and perfection of Liens in any real Property not currently held as collateral (provided that with respect to any such real Property subject to any prohibition against transfer or the granting of a Lien, Borrower will, or will cause any Subsidiary to, diligently pursue consent to grant a Lien and permit a transfer of such Property in foreclosure, and upon the receipt of such consent a Lien shall be granted and perfected) shall be completed upon 30 days request therefor by the Administrative Agent acting on behalf of the Majority Lenders or the Majority Lenders) of the Borrower and its Subsidiaries, whether now owned or hereafter acquired or existing, pursuant to the terms of the Security Instruments to which they are parties, and (ii) a pledge of all of the stock of or other equity interests in the Borrower and each Subsidiary pursuant to the terms of the Security Instruments. The Borrower shall, and shall cause its Subsidiaries to, (i) perfect the security interest in motor vehicles as required above and (ii) pledge such real Property to the Secured Parties as they may request upon written notice from the Administrative Agent, the form and substance of all Security Instruments to be reasonably satisfactory to the Administrative Agent.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 13.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, with respect to any Guarantor, at such address designated as the chief executive office on Schedule 7.14 (or as specified in any joinder agreement or supplement to the Guaranty Agreement) or in the other Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party in accordance herewith. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 5:00 p.m. local time on a Business Day (otherwise on the next succeeding Business
Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered (including by overnight courier if confirmation of receipt is obtained) or, in the case of a mailed notice, three Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

         Section 13.03 Payment of Expenses, Indemnities, etc.

                  (a) The Borrower agrees:

                           (i) whether or not the transactions hereby
contemplated are consummated, to pay all reasonable expenses of the Administrative Agent in the administration (both before and after the execution hereof and including reasonable fees and related expenses for advice of counsel for the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Administrative Agent, the cost of environmental audits not to exceed $50,000 per fiscal year unless any audit discloses environmental problems that in the Administrative Agent's reasonable determination requires additional study, in which case the $50,000 cap shall not apply, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Administrative Agent and, in the case of enforcement after an

Event of Default, the reasonable fees and disbursements of counsel for the Administrative Agent and any of the Lenders); and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Borrower under this Agreement or any Security Instrument, including without limitation, all costs and expenses of foreclosure;

                           (ii) to indemnify the Administrative Agent and each
Lender and each of their Affiliates and each of their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") from, hold each of them harmless against and promptly upon demand pay or reimburse each of them for, the Indemnity Matters which may be incurred by or asserted against or involve any of them (whether or not any of them is -designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Borrower or Waste Corporation Texas of the proceeds of any of the Loans, the Direct Pay Letter of Credit or Letters of Credit, (ii) the execution, delivery and performance of the Loan Documents, (iii) the operations of the business of the Borrower and its Subsidiaries, (iv) the failure of the Borrower or any Subsidiary to comply with the terms of any Security Instrument or this Agreement, or with any Governmental Requirement, (v) any inaccuracy of any representation or any breach of any warranty of the Borrower or any Guarantor set forth in any of the Loan Documents, (vi) the issuance, execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or the Direct Pay Letter of Credit, except any failure to pay in accordance with the terms thereof, or (vii) the payment of a drawing under any Letter of Credit or the Direct Pay Letter of Credit notwithstanding the non-compliance, non-delivery or other improper presentation of the manually executed draft(s) and certification(s) if such documents are sufficient on their face, (viii) any assertion that the Lenders were not entitled to receive the proceeds received pursuant to the Security Instruments or (ix) any other aspect of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim and including all Indemnity Matters arising by reason of the ordinary negligence of any Indemnified Party, but excluding all Indemnity Matters arising solely by reason of claims between the Lenders or any Lender and the Administrative Agent or a Lender's shareholders against the Administrative Agent or Lender or by reason of the gross negligence or willful misconduct on the part of any Indemnified Party; and

                           (iii) to indemnify and hold harmless from time to
time the Indemnified Parties from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities to which any such Person may become subject (i) under any Environmental Law applicable to the Borrower or any Subsidiary or any of their Properties, including without limitation, the treatment or disposal of hazardous substances on any of their Properties, (ii) as a result of the breach or non-compliance by the Borrower or any Subsidiary with any Environmental Law applicable to the Borrower or any Subsidiary, (iii) due to past ownership by the Borrower or any Subsidiary of any of their Properties or past activity on any of their Properties which, though lawful and fully permissible at the time, could result in present liability, (iv) the presence, use, release, storage, treatment or disposal of hazardous substances on or at any of the Properties owned or operated by the Borrower or any Subsidiary, or (v) any other environmental, health or safety condition in connection with the Loan Documents; provided, however, no indemnity or hold harmless protection shall be afforded under this

Section 13.03(a)(iii) in respect of any Property for any occurrence arising from the acts or omissions of the Administrative Agent or any Lender during the period after which such Person, its successors or assigns shall have obtained possession of such Property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise).

                  (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 13.03.

                  (c) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

                  (d) Except as expressly provided in the proviso to clause
(iii) of Section 13.03(a) above, the foregoing indemnities shall extend to the Indemnified Parties notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirmative act or an omission, including without limitation, all types of negligent conduct identified in the restatement (second) of torts of one or more of the Indemnified Parties or by reason of strict liability imposed without fault on any one or more of the Indemnified Parties. To the extent that an Indemnified Party is found to have committed an act of gross negligence or willful misconduct, this contractual obligation of indemnification shall continue but shall only extend to the portion of the claim that is deemed to have occurred by reason of events other than the gross negligence or willful misconduct of the Indemnified Party.

                  (e) The Borrower's obligations under this Section 13.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

                  (f) The Borrower shall pay any amounts due under this Section
13.03 within 30 days of the receipt by the Borrower of notice of the amount due.

         Section 13.04 Amendments, Etc. Any provision of this Agreement or any Security Instrument to which the Borrower is a party may be amended, modified or waived with the Borrower's and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Revolving Credit Commitments, forgives the principal amount of any Loans outstanding under this Agreement, releases any guarantor of the Obligations or releases all or substantially all of the collateral, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, amends, modifies or waives Section 2.03(a), this Section 13.04 or Section 13.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders;

(ii) no amendment, modification or waiver which increases the Revolving Credit Commitment or the Direct Pay Letter of Credit Commitment of any Lender or forgives any Obligations (other than Loans) of any Lender shall be effective without the consent of such Lender; (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent shall be effective without the consent of the Administrative Agent; and (iv) no amendment, modification or waiver which modifies the rights, duties or obligations of the Issuing Bank shall be effective without the consent of the Issuing Bank. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized (without the consent of or requirement of notice to any Lender except as expressly required by this Section 13.04) to take any action requested by the Borrower having the effect of releasing any collateral to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with this Section 13.04.

         Section 13.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 13.06 Assignments and Participations.

                  (a) Neither the Borrower nor Waste Corporation Texas may assign its rights or obligations hereunder or under the Notes, any Letters of Credit or the Direct Pay Letter of Credit without the prior consent of all of the Lenders and the Administrative Agent.

                  (b) Any Lender may, upon the written consent of the Administrative Agent and, if no Event of Default has occurred and is continuing, the Borrower (which consent will not be unreasonably withheld), assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit D (an "Assignment"); provided, however, that (i) any such assignment shall assign proportionate amounts (if less than all) in each of such assignors Loans and Commitments, (ii) any such assignment shall be in the amount of at least $3,000,000 or such lesser amount to which the Borrower has consented and
(iii) the assignee or assignor shall pay to the Administrative Agent a processing and recordation fee of $5,000 for each assignment. Any such assignment will become effective as of the date provided therein upon the execution and delivery to the Administrative Agent of the Assignment and the consent of the Administrative Agent and, if applicable, the Borrower. Promptly after receipt of an executed Assignment, the Administrative Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 13.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the Security Instruments. The assignor shall be relieved of its obligations hereunder from and after the effective date thereof to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 13.03 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this

Section 13.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

                  (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 13.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would
(x) forgive any principal owing on any Obligations or extend the final maturity of the Loans in which such participant is participating, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or Letters of Credit or Direct Pay Letter of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Obligations or release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any of the Commitments or Loans or Letters of Credit or Direct Pay Letter of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Security Instruments (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender (but only to the extent that such additional amounts paid to any such participant does not require the Borrower to make payments in respect of the Loans of any Lender in excess of what such Lender would have received had such loans not been participated) and be indemnified under Section 13.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 13.15 for the benefit of the Borrower.

                  (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 13.15 for the benefit of the Borrower.

                  (e) Notwithstanding anything in this Section 13.06 to the contrary, any Lender may assign and pledge all or any of its Notes to any Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

                  (f) Notwithstanding any other provisions of this Section 13.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower (i) to file a registration statement with the SEC (ii) to qualify the Loans under the "Blue Sky" laws of any state, or (iii) to contravene the prohibited transactions restrictions of Sections 4975 of the code or Sections 406 or 407 of ERISA.

         Section 13.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents or the Letters of Credit or Direct Pay Letter of Credit, or the

Letter of Credit Agreements shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

         Section 13.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Facsimiles of signatures shall be binding and effective as originals.

         Section 13.09 References; Use of Word "Including". The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section or Article shall be deemed to refer to the applicable Section or Article of this Agreement unless otherwise stated herein. Any reference herein to an exhibit, schedule, or other attachment shall be deemed to refer to the applicable exhibit, schedule, or other attachment attached hereto unless otherwise stated herein. The word "including", "includes" and words of similar import means "including, without limitation".

         Section 13.10 Survival. The obligations of the parties under Section 4.06, Article V, and Sections 11.05 and 13.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument effective immediately prior thereto shall continue in full force and effect. In such event, each such Security Instrument shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 13.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 13.12 No Oral Agreements. The Loan Documents embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         Section 13.13 Governing Law; Submission to Jurisdiction.

                  (a) This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Texas, except to the extent that United States federal law preempts Texas law and permits any Lender to contract for, charge or receive interest at a rate greater than that permitted by Texas law or to charge the rate allowed by the laws of the state where such Lender is located, in which event Federal Law shall control. Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this Agreement or the Notes.

                  (b) Any legal action or proceeding with respect to the Loan Documents shall be brought in the courts of the State of Texas or of the United States of America for the Southern District of Texas, Houston Division, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and (to the extent permitted by law) in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts. To the extent permitted by law, the Borrower hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. This submission to jurisdiction is non-exclusive and does not preclude the Administrative Agent or any Lender from obtaining jurisdiction over the Borrower in any court otherwise having jurisdiction.

                  (c) The Borrower hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its said address, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent, any Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower or its Properties in any other jurisdiction.

                  (d) Each of the Borrower, the Administrative Agent and each Lender hereby (i) irrevocably and unconditionally waives, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement or any Loan Document and for any counterclaim therein; (ii) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages, together with court costs, attorney fees and other costs of litigating or contesting such matter; (iii) certifies that no party hereto nor any representative, agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (iv) acknowledges that it has been induced to enter into this Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section 13.13.

         Section 13.14 Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender, the Administrative Agent or an Issuing Bank (for purposes of this Section 13.14 referred to individually as a "Lender Party" and collectively as the "Lender Parties") under laws applicable to it or to its Loans or other extensions of credit hereunder or under any other Loan Document (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any other agreement entered into in connection with or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender Party or to its Loans or other extensions of credit hereunder or under any other Loan Document or other agreement that is contracted for, taken, reserved, charged or received by such Lender Party under any of the Loan Documents or other agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender Party on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); (b) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, or if any transaction contemplated by any Loan Document would otherwise be usurious under any applicable law, then such consideration that constitutes interest under law applicable to any Lender Party or to its Loans or other extensions of credit hereunder or under any other Loan Document may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment or other event or circumstance and, if theretofore paid, shall be credited by such Lender Party on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower) and (c) in no event shall any provision of any Loan Document require any unearned interest. All sums paid or agreed to be paid to any Lender Party for the use, forbearance or detention of sums due hereunder or under any other Loan Document shall, to the extent permitted by law applicable to such Lender Party or to its Loans or other extensions of credit hereunder or under any other Loan Document, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder or other extension of credit under any of the Loan Documents does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender Party on any date shall be computed at the Highest Lawful Rate applicable to such Lender or to its Loans or other extensions of credit hereunder pursuant to this Section 13.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender Party would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender Party or to its Loans or other extensions of credit hereunder, then, to the extent permitted by law, the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender Payable until the total amount of interest payable to such Lender Party shall equal the total amount of interest which would have been payable to such Lender Party if the total amount of interest had been computed without giving effect to this Section 13.14. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate, the Lender Parties elect to determine the applicable rate ceiling under such Chapter by the indicated weekly rate ceiling from time to time in effect.

         Section 13.15 Confidentiality; Section 20 Subsidiaries.

                  (a) In the event that the Borrower provides to the Administrative Agent or the Lenders confidential information belonging to the Borrower or any of its Affiliates, the Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Administrative Agent or the Lenders from some source other than the Borrower and have been obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower or any of its Affiliates with respect to such information or through any other means other than through disclosure by the Borrower, (iv) are hereafter developed by the Administrative Agent or the Lenders without using the Borrower's or any of its Affiliates' information, (v) are hereafter obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower or any of its Affiliates with respect to such information or through any other means other than through disclosure by the Borrower or any of its Affiliates, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Administrative Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Security Instrument, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Administrative Agent or the Lenders shall receive a confidentiality agreement for the benefit of the Borrower from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three years from the date the information was furnished, unless the Borrower requests in writing at least 30 days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Borrower waives any and all other rights it may have to confidentiality as against the Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 13.15.

         Notwithstanding anything to the contrary, the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Credit Loans, the Term A Loans, the Letters of Credit, the Direct Pay Letter of Credit, and the transactions contemplated hereby.

                  (b) The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower, in connection with this Credit Agreement or otherwise, by a
Section 20 Subsidiary. The Borrower hereby authorizes (i) such Section 20 Subsidiary to share with the Administrative Agent and each Lender any information delivered to such Section 20 Subsidiary by such Lender and (ii) the Administrative Agent and each Lender to share with such Section 20 Subsidiary any information delivered to the Administrative Agent or such Lender by the Borrower pursuant to this Credit Agreement, or in connection with the decision of such Lender to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of the Obligations.

         Section 13.16 Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Instruments and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Instruments; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the Security Instruments on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

         Section 13.17 Arbitration.

                  (a) Arbitration. Upon the demand of any party, any Dispute shall be resolved by binding arbitration in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to this Agreement, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to this Agreement. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

                  (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in this Agreement. The arbitration shall be conducted at a location in Houston, Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C.
Section 91 or any similar applicable state law.

                  (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

                  (d) Arbitrator Qualifications and Powers Awards. Arbitrators must be active members of the State Bar of Texas with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                  (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

                  (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceedings within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulations, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provisions most directly related to this Agreement or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of this Agreement or any relationship between the parties.

         Section 13.18 USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107.56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

         Section 13.19 Amendment and Restatement; Release. This Agreement amends and restates in its entirety the Existing Credit Agreement. The execution of this Agreement and the other Loan Documents executed in connection herewith does not extinguish the indebtedness outstanding in connection with the Existing Credit Agreement nor does it constitute a novation with respect to such indebtedness. THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OR ANY OBLIGATED PARTIES' OBLIGATIONS UNDER THE EXISTING CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE DOCUMENTATION RELATING TO THE DEPOSIT AND CASH MANAGEMENT SERVICES. TO INDUCE THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS TO ENTER INTO THIS AGREEMENT, THE BORROWER AND, BY THE EXECUTION OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY, EACH GUARANTOR WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF AND HEREBY RELEASES THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUING BANK AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITY, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF OR FROM OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR

ANY DOCUMENTATION RELATING TO THE DEPOSIT AND CASH MANAGEMENT SERVICES OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  BORROWER:

                                  WCA WASTE SYSTEMS, INC.


                                  By:
                                      -----------------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                  Address for Notices:

                                  One Riverway, Suite 1400
                                  Houston, Texas 77056
                                  Facsimile No.: 713-292-2455
                                  Telephone No.: 713-292-2400
                                  Attention:  Charles A. Casalinova

                                  ADMINISTRATIVE AGENT, ISSUING BANK AND
                                  LENDERS:


                                  WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  individually, as Issuing Bank, as a Lender, and as Administrative Agent


                                  By:
                                      -----------------------------------------
                                      Michael Real
                                      Vice President


                                  Lending Office for Base Rate and LIBOR Loans:

                                  1445 Ross Avenue, Suite 300
                                  Dallas, Texas  75202


                                  Address for Notices:
                                  1445 Ross Avenue, Suite 300
                                  MAC # T5303-031
                                  Dallas, Texas  75202
                                  Facsimile No.: 214-969-0370
                                  Telephone No.: 214-777-4036
                                  Attention: Michael Real

                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                  By:
                                      -----------------------------------------
                                      Joseph Sooter
                                      Vice President


                                  Lending Office for Base Rate and LIBOR Loans:


                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Address for Notices:
                                  7th and Washington, 12th Floor
                                  St. Louis, Missouri  63101
                                  Facsimile No.: 314-418-3859
                                  Telephone No.: 314-418-2462
                                  Attention: Joseph Sooter

                                  FIRST BANK & TRUST


                                  By:
                                      -----------------------------------------
                                      Randy T. Fink
                                      Vice President


                                  Lending Office for Base Rate and LIBOR Loans:


                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Address for Notices:
                                  8820 Westheimer
                                  Houston, Texas 77263
                                  Facsimile No.: 713-954-2441
                                  Telephone No.: 713-954-2472
                                  Attention: Randy T. Fink

                                  SOUTHWEST BANK OF TEXAS, N.A.



                                  By:
                                      -----------------------------------------
                                      Bennett D. Douglas
                                      Senior Vice President


                                  Lending Office for Base Rate and LIBOR Loans:


                                  ---------------------------------------------

                                  ---------------------------------------------


                                  Address for Notices:
                                  5 Post Oak Park
                                  4400 Post Oak Parkway
                                  Houston, Texas 77027
                                  Facsimile No.: 713-232-5925
                                  Telephone No.: 713-888-4692
                                  Attention: Bennett D. Douglas

                                  COMERICA BANK


                                  By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                  Lending Office for Base Rate and LIBOR Loans:


                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Address for Notices:
                                  500 Woodward Avenue, 5th Floor
                                  Detroit, Michigan 48226
                                  Facsimile No.: 313-222-3483
                                  Telephone No.: 313-222-9564
                                  Attention: Joseph Ursuy

                                  ---------------------------------------------


                                  By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                  Lending Office for Base Rate and LIBOR Loans:


                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Address for Notices:


                                  ---------------------------------------------

                                  ---------------------------------------------

                                  Facsimile No.:
                                                -------------------------------

                                  Telephone No.:
                                                -------------------------------
                                  Attention:
                                            -----------------------------------

         By execution hereunder, each Guarantor hereby expressly (i) acknowledges the terms of this Agreement, (ii) confirms the representations and warranties attributable to each of them in Article VII of this Agreement, (iii) ratifies and affirms its obligations under its respective Guaranty Agreement and the other Related Documents to which it is a party, (iv) acknowledges, renews and extends its continued liability under its Guaranty Agreement and the other Loan Documents to which it is a party and agrees that its Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect;
(iv) guarantees to the Administrative Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement and the other Loan Documents to which it is a party pursuant to the terms and conditions thereof; and (v) acknowledges and agrees that all references to the term "Credit Agreement" in the Guaranty Agreement shall be deemed to mean this Agreement, as the same may be amended, restated, supplemented or modified from time to time.

                                   WCA HOLDINGS CORPORATION


                                   By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   WASTE CORPORATION OF ARKANSAS, INC.
                                   WASTE CORPORATION OF KANSAS, INC.
                                   WASTE CORPORATION OF MISSOURI, INC.
                                   WCA CAPITAL, INC.
                                   WASTE CORPORATION OF TENNESSEE, INC.
                                   WCA TEXAS MANAGEMENT GENERAL, INC.
                                   WCA OF ALABAMA, L.L.C.
                                   WCA MANAGEMENT GENERAL, INC.
                                   WCA SHILOH LANDFILL, L.L.C.


                                   By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       of each Guarantor listed above

                                   WASTE CORPORATION OF TEXAS, L.P.

                                   By: WCA Texas Management General, Inc.,
                                       as its general partner


                                       By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                   WCA MANAGEMENT COMPANY, LP

                                   By: WCA Management General, Inc.,
                                       as its general partner


                                       By:
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                   WCA MANAGEMENT LIMITED, INC.


                                   By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                     ANNEX I

                          LIST OF PERCENTAGE SHARES AND
                          REVOLVING CREDIT COMMITMENTS

=========================================================================================
                                                                      REVOLVING
           NAME OF LENDER              PERCENTAGE SHARE          CREDIT COMMITMENTS
=========================================================================================
Wells Fargo Bank, National                  _____%             $_____________________
Association
-----------------------------------------------------------------------------------------
U.S. Bank National Association              _____%             $_____________________
-----------------------------------------------------------------------------------------
First Bank & Trust                          _____%             $_____________________
-----------------------------------------------------------------------------------------
Southwest Bank of Texas, N.A.               _____%             $_____________________
-----------------------------------------------------------------------------------------
Comerica Bank                               _____%             $_____________________
-----------------------------------------------------------------------------------------
___________________________                 _____%             $_____________________
=========================================================================================
         TOTAL                             100.00%                 $125,000,000.00
=========================================================================================

                                  SCHEDULE 1.2

                                  EXISTING LCS



NUMBER        AMOUNT       EXPIRY DATE      BANK                  BENEFICIARY
------     -------------   -----------    -----------    ---------------------------------------
468127     $2,015,000.00     12/31/04     Wells Fargo     Evergreen National Indemnity Corp
476608     $  228,649.00     12/31/04     Wells Fargo     Pacific Employers Insurance Co.
506401     $1,442,702.00     12/31/04     Wells Fargo     Pacific Employers Insurance Co.
513852     $   10,000.00     12/31/04     Wells Fargo     Comptroller of Public Accounts, Texas

                                  SCHEDULE 7.02

                               FINANCIAL CONDITION

                             WCA WASTE SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEET
                            (UNAUDITED, IN THOUSANDS)


                                                                  MARCH 31
                                                                    2004
                                                                 ----------
                                     ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                   $      420
     Accounts receivable, net                                         5,628
     Prepaid expenses and Other                                       4,966
                                                                 ----------
         TOTAL CURRENT ASSETS                                        11,014
                                                                 ----------
Property and equipment, net                                          70,816
Costs in excess of fair value of assets acquired, net                29,843
Deferred financing costs                                              2,511
Other noncurrent assets                                               3,636
                                                                 ----------
         TOTAL ASSETS                                            $  117,820
                                                                 ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                            $    3,949
     Accrued liabilities and other                                    5,205
     Interest rate swap                                                   4
     Note payable                                                       679
     Current portion of long-term debt                                3,972
                                                                 ----------
         TOTAL CURRENT LIABILITIES                                   13,809
                                                                 ----------
     Intercompany                                                        --
     Long-term debt, less current portion                            78,546
     Accrued closure/post closure                                     3,165
     Deferred tax liabilities                                         3,707
                                                                 ----------
         TOTAL LIABILITIES                                           99,227
                                                                 ----------
STOCKHOLDERS' EQUITY
     Additional paid-in capital                                      12,185
     Retained earnings                                                6,408
                                                                 ----------
         TOTAL STOCKHOLDERS' EQUITY                                  18,593
                                                                 ----------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $  117,820
                                                                 ==========

                             WCA WASTE SYSTEMS, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                           YEAR TO DATE MARCH 31, 2004
                            (UNAUDITED, IN THOUSANDS)


                                                                              ACTUAL
                                                                            ----------
Revenue                                                                     $   15,891

EXPENSES:
      Cost of services                                                          10,630
      General and administrative                                                 1,252
      Non-cash compensation charge                                                  30
                                                                            ----------
EBITDA                                                                           3,979
      Depreciation and amortization                                              1,933
                                                                            ----------
OPERATING INCOME                                                                 2,046
      Other income (expense):
           Interest income                                                          --
           Interest expense                                                     (1,267)
           Gain on sale of assets                                                    1
           Other, net                                                               --
                                                                            ----------
                        Total other income (expense)                            (1,266)
                                                                            ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES                        780
      Provision for income taxes                                                  (311)

                                                                            ----------
INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT
  OF CHANGES IN ACCOUNTING PRINCIPLES                                              469
      Loss from discontinued operations, net of tax                                 --
      Gain on disposal of discontinued operations, net of tax                       --
                                                                            ----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES                469
      Cumulative effect of changes in accounting principles, net of tax             --
                                                                            ----------
NET INCOME                                                                  $      469
                                                                            ==========

ADJUSTED EBITDA

      EBITDA                                                                $    3,979
      Prepaid Disposal Usage                                                        90
                                                                            ----------
                                                                            $    4,069
                                                                            ==========

                             WCA WASTE SYSTEMS, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        THREE MONTHS ENDED MARCH 31, 2004
                            (UNAUDITED, IN THOUSANDS)



                                                                      WSI
                                                                   ----------
Cash flows from operating activities:
     Net income                                                    $      469
     Adjustments:
         Deferred tax expense                                             311
         Depreciation and amortization                                  1,934
         Amortization of discount and financing costs                     236
         Usage of prepaid disposal                                         90
         Gain on sale of assets                                            (1)
         Cost of terminated acquisitions                                   --
         Accretion expense                                                 68
         Cumulative effect of change in accounting principle               --
         Interest rate swap                                               (11)
         Non-cash compensation charge                                      30
         Non-cash expenses relating to discontinued operations             --
     Changes in assets and liabilities:
         Receivables                                                     (458)
         Prepaid expenses and other assets                                471
         Accounts payable and accrued liabilities                         945
         Other, net                                                        --
                                                                   ----------
            Cash provided (used) by operating activities                4,084
                                                                   ----------

Cash flows from investing activities:
         Acquisition of businesses                                         --
         Proceeds from sale of discontinued operations                     --
         Proceeds from sale of businesses and fixed assets                  1
         Capital expenditures                                          (1,922)
         Cost incurred on possible acquisitions                            --
         Site compliance costs                                             --
         Investment in WCA Waste Systems                                   --
                                                                   ----------
            Cash provided (used) by investing activities               (1,921)
                                                                   ----------

Cash flows from financing activities:
         Proceeds from L-T debt                                            --
         Payments on L-T debt and notes payable                        (1,214)
         Net change in revolving line of credit                           797
         Distributions and transfers to parent                           (555)
         Deferred financing costs                                        (876)
         Decrease in restricted cash                                       --
                                                                   ----------
            Cash provided (used) by financing activities               (1,848)
                                                                   ----------

Increase (decrease) in cash and cash equivalents                          315
Cash and cash equivalents at beginning of period                          105
                                                                   ----------
Cash and cash equivalents at end of period                         $      420
                                                                   ==========

Supplemental disclosures:
         Property, equipment and businesses financed by
            direct debt and tax-exempt funds                       $       --
         Cash paid for interest                                    $      753

                             WCA WASTE SYSTEMS, INC.
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                 MARCH 31, 2004
                                 (IN THOUSANDS)



                                              ADDITIONAL                         TOTAL
                                               PAID-IN         RETAINED      STOCKHOLDERS'
                                               CAPITAL         EARNINGS          EQUITY
                                              ----------      ----------     -------------
Balance, December 31, 2003                    $   12,628      $    5,939      $   18,567

Capital contribution - WCA                          (473)                           (473)

Non-cash compensation charge                          30                              30

Net income                                                           469             469
                                              ----------      ----------      ----------

Balance, March 31, 2004                       $   12,185      $    6,408      $   18,593
                                              ==========      ==========      ==========

                                  SCHEDULE 7.03

                                   LITIGATION

         There are no lawsuits pending against Borrower or, to the knowledge of the Borrower, threatened against the Borrower, except for Nancy Ross, in her capacity as the Trustee of the Trailmobile Trailer, LLC Liquidating Trust v. WCA Waste Systems, Inc., Adv. No. 03A4552 in the U.S. Bankruptcy Court for the Northern District of Illinois, Eastern Division; the Borrower is improperly named in this suit, which is a preference claim against Waste Corporation of Arkansas, Inc. This case is not covered by insurance; however, Borrower has no reason to believe that the potential liability, if any, resulting from this case would constitute a Material Adverse Effect with respect to the Borrower or Waste Corporation of Arkansas, Inc.

         There are no lawsuits pending or threatened against any Subsidiary that the Borrower believes will have a Material Adverse Effect on either the Borrower or any Subsidiary, based upon the posture of such lawsuits at this time.

         The Borrower does not believe that any of the following items are material, either individually or in the aggregate, and does not believe that an adverse determination of any of the following, either individually or in the aggregate, would result in a Material Adverse Effect, based upon the current posture of such litigation. However, for purposes of disclosure, the Borrower identifies the following:

       1. Certain Subsidiaries have the following lawsuits pending that, to Borrower's knowledge and reasonable belief, are covered by the insurance described in Schedule 7.19 (the "Insurance"): Waste Corporation of Arkansas, Inc. is a named defendant in Essex Insurance Co. v. Waste Corporation of Arkansas, Inc., Case No. CV 2004-46(L) in the Circuit Court of Craighead County, Arkansas, Civil Division, Western District and Cledia Graves, Sr., et al. v. Waste Corporation of Arkansas, Inc., Case No. CIV 2002-420 in the Circuit Court of Phillips County, Arkansas, Civil Division (the "Arkansas Cases"); Waste Corporation of Missouri, Inc. and Charles Dodd are named defendants in Robert Campbell, et al. v. Waste Corporation of Missouri, Inc., et al., Case No. CVCV8-03-446-CC in the Circuit Court of Texas County, Missouri and Edward L. Booth v. Waste Corporation of Missouri, Inc., Case No. CV103-429CC in the Circuit Court of Camden County, Missouri (the "Missouri Cases"); WCA of Alabama, LLC is a named defendant in Fines Recycling, Inc.
              v. Waste Corporation of America, Inc., et al., Case No. CV 2002-286 in the Circuit Court of Talladega Country, Alabama (the "Alabama Case"). In addition to the Arkansas Cases, the Missouri Cases, and the Alabama Case, there are claims in Missouri, Texas and Arkansas for damages which have been asserted but not in the context of litigation.

              The Borrower has no reason at this time to believe that all of the above-referenced matters will not be covered by its general liability, automobile liability, and/or excess liability insurance policies, subject to standard deductibles.

       2. Waste Corporation of Arkansas, Inc. is a named defendant in Official Committee of Unsecured Creditors, on behalf of the estates of Tandycrafts, Inc., TAC Holdings, Inc. and Tandyarts, Inc. v. Waste Corporation of Arkansas, Inc., Adv. No. 03-53327 in the U.S. Bankruptcy Court for the District of Delaware. This case is not covered by Insurance; however, Borrower has no reason to believe that the potential liability, if any, resulting from this case would constitute a Material Adverse Effect with respect to either the Borrower or Waste Corporation of Arkansas, Inc.

       3. In addition, Waste Corporation of America, LLC and certain other subsidiaries have been named as defendants in various lawsuits that have been tendered to, and are being defended by, the carriers of the Insurance, and Borrower has no reason to believe that such litigation will not be covered by such insurance subject to standard deductible. These suits do not involve the Borrower or any Subsidiary; however, these suits arose prior to the 2004 Reorganization. At this time Borrower has no reason to believe that any such proceedings against Waste Corporation of America, LLC or any such subsidiary are reasonably expected to result, individually or in the aggregate, if adversely determined to such parties, in a Material Adverse Effect.

       4. Finally, Waste Corporation of America, LLC and certain other subsidiaries are engaged in various legal proceedings other than state or federal court litigation which have arisen but have not been fully adjudicated. These suits do not involve the Borrower or any Subsidiary; however, these suits arose prior to the 2004 Reorganization. At this time Borrower has no reason to believe that any such proceedings against Waste Corporation of America, LLC or any such subsidiary are reasonably expected to result, individually or in the aggregate, if adversely determined to such parties, in a Material Adverse Effect.

                                  SCHEDULE 7.10

                                  TITLES, ETC.

None.

                                  SCHEDULE 7.14

                                  SUBSIDIARIES

                SUBSIDIARY                        CHIEF EXECUTIVE OFFICE                PRINCIPAL LOCATION
------------------------------------------- ----------------------------------- ------------------------------------
Waste Corporation of Arkansas, Inc.         One Riverway, Suite 1400            Rolling Meadows Landfill
                                            Houston, Texas  77056               RT. 1 Box 160X Hamric Rd.
                                                                                Hazen, Arkansas  72064

Waste Corporation of Kansas, Inc.           One Riverway, Suite 1400            1150 East 700 Avenue
(formerly Oak Grove Landfill, Inc.)         Houston, Texas  77056               Arcadia, Kansas  66711

Waste Corporation of Missouri, Inc.         One Riverway, Suite 1400            2120 W. Bennett Street
                                            Houston, Texas  77056               Springfield,
                                                                                Missouri  65807

Waste Corporation of Texas, L.P.            One Riverway, Suite 1400            One Riverway, Suite 1400
                                            Houston, Texas  77056               Houston, Texas  77056

WCA Capital, Inc.                           One Riverway, Suite 1400            One Riverway, Suite 1400
                                            Houston, Texas  77056               Houston, Texas  77056

WCA of Alabama, LLC                         One Riverway, Suite 1400            13737 Plant Road
                                            Houston, Texas  77056               Alpine, Alabama  35014

Waste Corporation of Tennessee, Inc.        One Riverway, Suite 1400            1550 Lamons Quarry Road
                                            Houston, Texas  77056               Knoxville, Tennessee  37932

WCA Texas Management General, Inc.          One Riverway, Suite 1400            One Riverway, Suite 1400
                                            Houston, Texas  77056               Houston, Texas  77056

WCA Management Limited, Inc.                13737 Plant Road                    13737 Plant Road
                                            Alpine, Alabama  35014              Alpine, Alabama  35014

WCA Management Company, L.P.                One Riverway, Suite 1400            One Riverway, Suite 1400
                                            Houston, Texas  77056               Houston, Texas  77056

WCA Management General, Inc.                One Riverway, Suite 1400            One Riverway, Suite 1400
                                            Houston, Texas  77056               Houston, Texas  77056

WCA Shiloh Landfill, L.L.C.                 One Riverway, Suite 1400            223 Rock Quarry Road
                                            Houston, Texas  77056               Traveler's Rest, SC 29690

                                  SCHEDULE 7.17

                              ENVIRONMENTAL MATTERS

         Following is a list of all material operating permits for the landfills and transfer stations operated by the Borrower's operating subsidiaries (the "Operating Permits"). In addition to the Operating Permits, the operating subsidiaries have numerous other permits, licenses, consents and approvals for the operation of the businesses of such operating subsidiaries, including NPDES permits, air permits, local business licenses, and transport permits. In addition, many of the permits, licenses, consents and approvals expire over time, and application for renewal must occur. Neither Borrower nor any subsidiary lacks any permit, license, consent or approval wherein such failure to obtain or maintain such permit, license, consent or approval would have a Material Adverse Effect on the business of the Borrower or any such subsidiary.

            SITE                   PERMIT#            STATE                 ISSUING AUTHORITY
---------------------------     ------------         -------      -----------------------------------
Fines Landfill                      61-16            Alabama      Alabama Department of
                                                                  Environmental Management

Union County Landfill             248-S1-R3          Arkansas     Arkansas Department of
                                                                  Environmental Quality

Rolling Meadows Landfill          253-S1-R3          Arkansas     Arkansas Department of
                                                                  Environmental Quality

Wynne Transfer Station           22-SG-TSWA          Arkansas     Arkansas Department of
                                                                  Environmental Quality

Oak Grove Landfill                   819              Kansas      Kansas Department of Health and
                                                                  Environment

Black Oak Landfill                 122905            Missouri     Missouri Department of Natural
                                                                  Resources

Central Missouri Landfill          115906            Missouri     Missouri Department of Natural
                                                                  Resources

Chillicothe Transfer Station       411701            Missouri     Missouri Department of Natural
                                                                  Resources

El Dorado Springs Transfer         403902            Missouri     Missouri Department of Natural
Station                                                           Resources

Lebanon Transfer Station           410502            Missouri     Missouri Department of Natural
                                                                  Resources

Neosho Transfer Station            414501            Missouri     Missouri Department of Natural
                                                                  Resources

Springfield Transfer Station       407705            Missouri     Missouri Department of Natural
                                                                  Resources

Shiloh Landfill                  232644-1201      South Carolina  South Carolina of Health and
                                                                  Environmental Control

Yarnell Landfill                 DML 47 0069        Tennessee     Tennessee Department of
                                                                  Environment and Conservation

Hardy Road Landfill                 1578              Texas       Texas Commission on
                                                                  Environmental Quality

Ralston Road Landfill               2240              Texas       Texas Commission on
                                                                  Environmental Quality

Greenbelt Landfill             1483A/1586/1389        Texas       Texas Commission on
                                                                  Environmental Quality

Darrell Dickey Landfill             2215              Texas       Texas Commission on
                                                                  Environmental Quality

Applerock Landfill                  2276              Texas       Texas Commission on
                                                                  Environmental Quality

                                  SCHEDULE 7.19

                                    INSURANCE

Attached hereto is a Schedule of current insurance coverage for the Borrower and all affiliates of Waste Corporation.

          PROGRAM/POLICY TYPE                                 DESCRIPTION OF COVERAGE                         DEDUCTIBLE
---------------------------------------   -----------------------------------------------------  ----------------------------------
PRIMARY CASUALTY                                                                                       $250,000 Each Occurrence
o    Workers Compensation & Employers'    Provides statutory benefits for claims arising from
     Liability                            injury or death to an employee while in the course
                                          and scope of employment. Employers' Liability
                                          extends to include coverage for claims where gross
                                          negligence may be attributed to the employer.
December 1, 2003 to December 1, 2004
                                          Occurrence Basis

o        General Liability
                                          Pays bodily injury and property
                                          damage claims the company is                           $250,000 Per Occurrence-
                                          legally obligated to pay                               Bodily Injury and Property
                                          due to or resulting from                               Damage
                                          business operations.
                                          Includes work-site pollution
                                          liability.


December 1, 2003 to December 1, 2004

                                          Occurrence Basis except for Employee Benefits          $250,000 Each Person or
                                          Liability which is claims made                         Organization, Personal Injury and
                                                                                                 Advertising Injury

                                                                                                 $250,000 Each Claim, Employee
                                                                                                 Benefits Liability

                                                                                                 $100,000 Damage to Premises Rented
                                                                                                 to you

o        Automobile Liability -           Pays bodily injury and property
                                          damage claims the company is                           $250,000 Bodily Injury Each
                                          Accident legally obligated to                          Liability/Personal Injury
                                          pay due to the use of any                              Protection
                                          owned, hired or for
December 1, 2003 to December 1, 2004      non-owned vehicle (as defined in the policy).

                                          Occurrence Basis

o        Automobile Physical Damage
                                          To Indemnify against loss by: Comprehensive            $25,000 per occurrence
                                          & Collision on vehicles owned/leased by Waste
                                          Corporation of America
December 1, 2003 to December 1, 2004

          PROGRAM/POLICY TYPE                                 DESCRIPTION OF COVERAGE                         DEDUCTIBLE
---------------------------------------   -----------------------------------------------------  ----------------------------------
UMBRELLA LIABILITY                        Provides additional coverage for bodily injury                       $10,000
                                          and property damage claims the company is legally                Per Occurrence
                                          obligated to pay under the following                    Claims Not Covered by Underlying
                                          policies/coverage's:                                                Insurance

                                          o   General Liability
December 1, 2003 to December 1, 2004      o   Automobile Liability
                                          o   Employers' Liability

                                          Occurrence Basis

                                                                                                  $5,000-Buildings
PROPERTY                                  Provides coverage for the company's property,           $5,000 Business Personal Property
                                          including Contractors' Equipment and Electronic Data    $5,000 Contractors Equipment
                                          Processing Equipment, or the property of others
                                          damaged by perils including but not limited to fire,
                                          earthquake, flood, theft, or windstorm.

December 1, 2003 to December 1, 2004


POLLUTION/PROFESSIONAL                    Pollution Remediation Legal Liability                   $500,000  Each Loss, Remediation
                                                                                                  Expense or Legal Defense Expense

Effective: December 31, 2002 to
December 1, 2004

                                          o  Pays for losses arising from a Claim made against    $   250,000 Securities Claims
DIRECTORS AND OFFICERS LIABILITY             such Insured Person for any Wrongful Act of such      (Each Claim)
                                             Insured Person.
                                                                                                  $   150,000
                                          o  Pays the Loss of any Organization arising from a     Employment Practices Claims (Each
June 6, 2004 to June 5, 2005                 Securities Claim made against such Organization for  Claim) Employment Practices
                                             any Wrongful Act of such Organization.               Liability (Each Claim)

                                          o  Pays the Crisis Loss (including Delisting Crisis     $   150,000 Other Claims (Each
                                             Loss) of an Organization solely with respect to a    Claim)
                                             Crisis (including a Delisting Crisis) occurring
                                             during the Policy Period or the Discovery Period (if
                                             applicable) and reported to the Insurer pursuant to
                                             the terms of this policy, up to the amount of the
                                             respective CrisisFund, from first dollar; provided
                                             that payment of any Crisis Loss under this policy
                                             shall not waive any of the Insurer's rights under
                                             this policy or at law.

          PROGRAM/POLICY TYPE                                 DESCRIPTION OF COVERAGE                         DEDUCTIBLE
---------------------------------------   -----------------------------------------------------  ----------------------------------
                                          o    Pays on behalf of WCA, its directors, officers
EMPLOYMENT PRACTICES LIABILITY INSURANCE       and employees for allegations of employment             $50,000 Per Occurrence
                                               practices wrongful acts (Insured Events)
                                               1) Discrimination; 2) including: Sexual
                                               Harassment; 3) Wrongful Termination; and/or 4)
                                               Workplace Torts.

January 17, 2004 to January 17, 2005
                                          Continuity Date and Pending & Prior Litigation -
                                          January 17, 2000 - Full Prior Acts Coverage

FIDUCIARY INSURANCE                       Fiduciary Liability                                    $10,000 Deductible


March 7, 2003 to June 30, 2004

                                  SCHEDULE 7.21

                               MATERIAL AGREEMENTS

1. Waste Corporation of Missouri, Inc. ("WCM") contracts with two companies for operating and hauling waste from certain WCM transfer stations, to WCM landfills. These contracts are for a term of five years. These contracts have been previously provided to the Administrative Agent.

2. Waste Corporation of Missouri, Inc. ("WCM") contracts with the Phelps County Landfill Board for the operation of the Phelps County transfer station. This contract is for a term of five years. These contracts have been previously provided to the Administrative Agent.

3. Waste Corporation of Arkansas, Inc. ("WCA") contracts with a company for hauling waste from the Searcy transfer station to the Rolling Meadows Landfill. This contract is for a term of one year. These contracts have been previously provided to the Administrative Agent.

4. Waste Corporation of Arkansas, Inc. ("WCA") contracts with the City of Searcy for the operation of the Searcy transfer station. This contract is for a term of fifteen years (with early termination provisions). These contracts have been previously provided to the Administrative Agent.

5. The Borrower, through the Subsidiaries, engage in significant contractual relations with customers which utilize assets of the Subsidiaries (e.g., trucks, containers, and landfills), which assets were acquired by the Subsidiaries with the proceeds of Debt. While these contracts may be broadly categorized as "relating to any Debt" (because the assets utilized to service these contracts were acquired with the proceeds of Debt), the Borrower is not listing any such customer contracts.

6. Many customer contracts require surety bonds to be in place to assure performance under the contract. Material surety bonds are set forth on page 3 of this Schedule 7.21.

7. Page 2 of this Schedule 7.21 is a Summary of the long-term debt of the Borrower and the subsidiaries incurred in connection with (a) the purchase of specific pieces of equipment, and (b) notes payable incurred in connection with the payment of insurance premiums. This summary excludes all Obligations.

8.       Schedule 1.2 lists all obligations in respect of Letters of Credit.

                            WCA WASTE SYSTEMS, INC.
                                  DEBT SUMMARY


                                                                       BALANCE
                                                                      @ 3/31/04
                                                                     -----------
WCA OF MISSOURI
  Supreme Disposal                                                       443,500
                                                                     -----------
                                                                         443,500
WCA OF TEXAS
  Associates                                                               7,207
  Case Credit                                                             16,770
  Associates                                                              15,567
  Associates                                                              21,515
                                                                     -----------
                                                                          61,059
WCA OF ALABAMA
  Associates                                                              71,772
  Associates                                                              58,035
                                                                     -----------
                                                                         129,807
SHILOH LANDFILL
  Associates                                                              69,649
  First Source Bank                                                       54,027
  First Source Bank                                                        3,253
  First Source Bank                                                       28,980
                                                                     -----------
                                                                         155,909
WCA WASTE SYSTEMS, INC.
  Cananwill                                                              604,951
  Cananwill                                                               24,076
  Cananwill                                                               49,852
  GE Capital                                                              99,248
  CitiCapital                                                            108,151
  CitiCapital                                                            178,346
  Center Capital                                                          19,462
  Wells Fargo - Term A                                                10,530,000
  Wells Fargo - Revolver                                              32,450,000
  Wells Fargo - Swing Line                                             1,610,229
  Tax-exempt                                                          23,500,000
                                                                     -----------
                                                                      69,174,315
                                                                     -----------
  Total                                                              $69,964,590
                                                                     ===========


 BOND          EFF.            EXP.          CLASS         CONTRACT
NUMBER         DATE            DATE           CODE        DESCRIPTION               OBLIGEE                    BOND PENALTY
------       ----------      ----------      -----       ---------------         -----------------          ------------------
WASTE CORPORATION OF ARKANSAS, INC.

551334       01/01/2004      01/01/2005        933       Permit Number:          State of Arkansas          $     244,560
                                                         248-S1R3,               Department of
                                                         CSN:70-0364             Environmental Qlty.

551335       01/01/2004      01/01/2005        933       Permit Number:          State of Arkansas          $     584,355
                                                         253-S1R3,               Department of
                                                         CSN:590036              Environmental Qlty.

551336       01/01/2004      01/01/2005        933       Permit Number:          State of Arkansas          $     285,917
                                                         253-S1R3,               Department of
                                                         CSN:590036              Environmental Qlty.

850150       01/01/2004      01/01/2005        933       Permit Number:          State of Arkansas          $   1,644,540
                                                         248-S1R3,               Department of
                                                         CSN:70-0364             Environmental Qlty.

WASTE CORPORATION OF KANSAS, INC.

551347       01/01/2004      01/01/2005        933       Permit Number 819       City of Kansas City MO     $     841,710
                                                                                 Dept. of Environmental
                                                                                 Mgmt.

551346       01/01/2004      01/01/2005        933       Permit Number 819       Kansas Dept. of Health &   $   1,850,076
                                                         Closure                 Environment

WASTE CORPORATION OF MISSOURI, INC.

850151       01/01/2004      01/01/2005        933       Permit Number           State of Missouri Dept.    $  3,207,676
                                                         122905                  of Natural Resources

850152       01/01/2004      01/01/2005        933       Permit Number           State of Missouri Dept.    $  2,571,000
                                                         122905                  of Natural Resources

850153       01/01/2004      01/01/2005        933       Permit Number           State of Missouri Dept.    $  1,290,395
                                                         115905 Closure          of Natural Resources

850154       01/01/2004      01/01/2005        933       Permit Number           State of Missouri Dept.    $  2,583,240
                                                         115905 Post Closure     of Natural Resources

552337       07/01/2003      07/01/2004        404       Commercial Refuse       City of Bolivar, MO        $     10,000
                                                         Removal License

552519       09/27/2004      09/27/2005        780       Hauling                 City of Springfield, MO    $     10,000

552520       03/01/2004      03/01/2005        780       City Refuse Hauling     City of Lebanon, MO        $     10,000

553506       02/15/2004      02/15/2004        780       Provide the             Phelps County Landfill     $     50,000
                                                         Necessary Staff,        Board, MO
                                                         Tools

553629       04/01/2004      04/01/2005        780       3 Year Residential      City of El Dorado          $     10,000
                                                         Trash Service           Springs, MO

WCA SHILOH LANDFILL, LLC

552998       10/01/2003      10/01/2004        933       FWCA Shiloh C&D         South Carolina Dept. of    $    140,000
                                                         Landfill - Permit       Health & Environmental
                                                         No

WASTE CORPORATION OF TEXAS, LP

551352       01/01/2004      01/01/2005        933       Permit Number 2240      Texas Commission of        $    956,412
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551353       01/01/2004      01/01/2005        933       Permit Number 2240      Texas Commission of        $    139,119
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551354       01/01/2004      01/01/2005        933       Permit Number 1578      Texas Commission of        $     42,289
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551355       01/01/2004      01/01/2005        933       Permit Number 1586      Texas Commission of        $    511,722
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551356       01/01/2004      01/01/2005        933       Permit Number 1586      Texas Commission of        $    166,243
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551356       01/01/2004      01/01/2005        933       Permit Number 1586      Texas Commission of        $    166,243
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551357       01/01/2004      01/01/2005        933       Permit Number 1483      Texas Commission of        $    512,337
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551358       01/01/2004      01/01/2005        933       Permit Number 1483      Texas Commission of        $    236,667
                                                                                 Environmental Quality
                                                                                 (TCEQ)

551359       01/01/2004      01/01/2005        933       Permit Number 1592      Texas Commission of        $      7,543
                                                                                 Environmental Quality
                                                                                 (TCEQ)

553047       10/14/2003      10/14/2004        933       Post-Closure            Texas Commission of        $    180,000
                                                         Permit # 1586A -        Environmental Quality
                                                         WCT/ Greenbelt          (TCEQ)

553404       01/28/2004      01/28/2005        933       Closure Bond            Texas Commission of        $     70,000
                                                         Permit # MSW-1483A      Environmental Quality
                                                                                 (TCEQ)

850560       10/14/2003      10/14/2004        933       Cloruse are WCT/        Texas Commission of        $  1,969,434
                                                         Greenbelt Landfill      Environmental Quality
                                                                                 (TCEQ)

                                  SCHEDULE 8.03

                               INSURANCE COVERAGE

                                [TO BE PROVIDED.]

                                  SCHEDULE 9.01

                                      DEBT

See Debt disclosed in the interim statements provided in Schedule 7.02 and the Debt listing in Schedule 7.21 (all of which is included in the interim statements). All such Debt described herein represents only Debt existing on the Closing Date as permitted under Sections 9.01 (c) through (i) of this Agreement or as permitted under the Existing Credit Agreement. To the extent any such Debt is subject to any aggregate dollar limitation within any subsection of Section
9.01 of this Agreement, such Debt shall be deemed usage of amounts permitted under such respective dollar limitation with respect to the time period such limitation is applicable. (For purpose of clarification and by way of example, to the extent any such Debt is subject to the limitations set forth in Section
9.01 (d), only such Debt incurred in fiscal year 2004 shall be deemed usage of such Debt within such limitation during fiscal year 2004).

                                  SCHEDULE 9.02

                                      LIENS

1. To Borrower's knowledge, no Liens (as defined in Section 9.02) have been placed on any of the properties of the Borrower or any Subsidiary that are not Liens set forth in Sections 9.02 (a), (b), (d) and (e) of this Agreement.

2. Each of the Debt obligations identified in item 4 of Schedule 7.21 is subject to a purchase-money security interest, except the Debt listed described as "Supreme Disposal." With respect to the Debt listed as "Supreme Disposal," such Debt was incurred in connection with the purchase of assets of Supreme Disposal, now owned by Waste Corporation of Missouri, Inc. If any claim is asserted by or on behalf of the seller of such assets, such Person may have an equitable or legal claim for a lien (as this debt obligation arises our of a purchase agreement for the assets of Supreme Disposal), through none has been asserted at this time.

3. Borrower has received no notice, and has no reason to believe, that any Liens other than those set forth above, have been placed on any Properties.

                                  SCHEDULE 9.03

                         INVESTMENTS, LOANS AND ADVANCES

None.

                                   EXHIBIT A-1

                          FORM OF REVOLVING CREDIT NOTE

$_____________________________                                   June ___, 2004

         FOR VALUE RECEIVED, WCA WASTE SYSTEMS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Lender") at the Principal Office of Wells Fargo Bank, National Association, a national banking association (successor-by-merger to Wells Fargo Bank Texas, National Association) (the "Administrative Agent") at 1445 Ross Avenue, Suite 300, Dallas, Texas 75202, the principal sum of ___________________________________ Dollars ($____________) (or
such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans (as such term is defined in the Credit Agreement, which is defined below) made by the Lender to the Borrower under the Credit Agreement in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         This Revolving Credit Note is one of the Notes referred to in that certain Third Amended and Restated Credit Agreement dated of even date herewith among the Borrower, the Lenders which are or become parties thereto (including the Lender) and the Administrative Agent (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and evidences Revolving Credit Loans made by the Lender thereunder. Capitalized terms used in this Revolving Credit Note have the respective meanings assigned to them in the Credit Agreement.

         The date, amount, Type, interest rate, Interest Period and maturity of each Revolving Credit Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note, endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by such Lender.

         This Revolving Credit Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. The Credit Agreement provides for the acceleration of the maturity of this Revolving Credit Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and that, as more fully set forth in the Credit Agreement, the aggregate of all interest contracted for, charged or received under or otherwise in connection herewith shall under no circumstances exceed the maximum interest permitted by applicable law, and other provisions relevant to this Revolving Credit Note.

         This Revolving Credit Note is given in renewal, extension, increase and modification of, but not in extinguishment or novation of, the indebtedness evidenced by that certain Revolving Credit Note dated August 29, 2003 in the original principal amount of $______________ executed by the Borrower and payable to the order of Lender.

         THIS REVOLVING CREDIT NOTE AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS REVOLVING CREDIT NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                               WCA WASTE SYSTEMS, INC.


                               By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT A-2

                             FORM OF SWING LINE NOTE

$10,000,000.00                                                     June 23, 2004

         FOR VALUE RECEIVED, WCA WASTE SYSTEMS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (successor-by-merger to Wells Fargo Bank Texas, National Association) (the "Swing Line Lender"), at its Principal Office at 1445 Ross Avenue, Suite 300, Dallas, Texas 75202, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less, the outstanding principal amount advanced under this Swing Line Note, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, as hereinafter defined, and to pay interest on the unpaid principal amount of each such Swing Line Loan, at such office, in like money and funds, for the period commencing on the date of such Swing Line Loan until such Swing Line Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         This Swing Line Note is one of the Notes referred to in that certain Third Amended and Restated Credit Agreement dated of even date herewith among the Borrower, the Lenders which are or become parties thereto (including the Swing Line Lender) and the Administrative Agent, and evidences Swing Line Loans made by the Swing Line Lender thereunder (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Swing Line Note have the respective meanings assigned to them in the Credit Agreement.

         The date, amount, interest rate and maturity of each Swing Line Loan made by the Swing Line Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Swing Line Lender on its books and, prior to any transfer of this Swing Line Note, may be endorsed by the Swing Line Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Swing Line Lender.

         This Swing Line Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. The Credit Agreement provides for the acceleration of the maturity of this Swing Line Note upon the occurrence of certain events, for prepayments of Swing Line Loans upon the terms and conditions specified therein and that, as more fully set forth in the Credit Agreement, the aggregate of all interest contracted for, charged or received under or otherwise in connection herewith shall under no circumstances exceed the maximum interest permitted by applicable law, and other provisions relevant to this Swing Line Note.

         This Swing Line Note is given in renewal, extension, increase, and modification of, but not in extinguishment or novation of, the indebtedness evidenced by that certain Swing Line Note dated August 29, 2003 in the original principal amount of $5,000,000, executed by the Borrower and payable to the order of the Swing Line Lender.

         THIS SWING LINE NOTE AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER

AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS SWING LINE NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        WCA WASTE SYSTEMS, INC.


                                        By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                    EXHIBIT B

             FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST

                              ____________, 200___

         WCA Waste Systems, Inc., a Delaware corporation (the "Borrower"), pursuant to the Third Amended and Restated Credit Agreement dated as of June 23, 2004 among the Borrower, Wells Fargo Bank, National Association (successor-by-merger to Wells Fargo Bank Texas, National Association) as Administrative Agent for the lenders (the "Lenders") which are or become parties thereto, and such Lenders (together with all amendments, restatements, supplements, or other modifications thereto, the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

         1. REVOLVING CREDIT LOANS:

         (a) Aggregate amount of new Revolving Credit Loans to be $____________;

         (b) Requested funding date is ___________ , 200___________ ;

         (c) $____________________ of such borrowings are to be LIBOR Loans;

             $____________________ of such borrowings are to be Base Rate Loans;

         (d) Length of Interest Period for LIBOR Loans is:_____________________.


         2. LIBOR LOAN CONTINUATION FOR LIBOR LOANS MATURING ON________________:

         (a) Aggregate amount to be continued as LIBOR Loans is $______________;

         (b) Aggregate amount to be converted to Base Rate Loans is $_________ ;

         (c) Length of Interest Period for continued LIBOR Loans is ___________.

         3. CONVERSION OF OUTSTANDING BASE RATE LOANS TO LIBOR LOANS:

            Convert $______________ of the outstanding Base Rate Loans to LIBOR Loans on ______________ with an Interest Period of ________________.

         4. CONVERSION OF OUTSTANDING LIBOR LOANS TO BASE RATE LOANS:

            Convert $______________ of the outstanding LIBOR Loans with Interest Period maturing on ______________________, 200_, to Base Rate Loans.

         The undersigned certifies that he is the _____________________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                                   WCA WASTE SYSTEMS, INC.

                                   By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

         The undersigned hereby certifies that he is the ________________ of WCA WASTE SYSTEMS, INC., a Delaware corporation (the "Borrower"), and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Third Amended and Restated Credit Agreement dated as of June 23, 2004 among the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association) as Administrative Agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders (together with all amendments, restatements, supplements or other modifications thereto being the "Credit Agreement"), the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

          (a) The representations and warranties of the Borrower contained in
     Article VII of the Credit Agreement and in the Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Credit Agreement and the Security Instruments are true and correct on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date (e.g. "as of the Closing Date"), and except that for the purpose of this Compliance Certificate, the representations and warranties contained in Section 7.02 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 8.01 of the Credit Agreement, including statements in connection with which this Compliance Certificate is delivered.

          (b) There exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Credit Agreement or any default under any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound.

          (c) There have been no changes to Borrower's or any Subsidiary's name, jurisdiction of organization or corporate structure since the date of delivery of the prior Compliance Certificate.

          (d) The financial statements furnished to the Administrative Agent with this certificate fairly present the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, the [FISCAL QUARTER] [FISCAL YEAR] ending _________________________ and such financial statements have been prepared in accordance with the accounting procedures specified in the Credit Agreement.

          (e) Attached hereto are the detailed computations necessary to determine whether the Borrower and its Consolidated Subsidiaries are in compliance with financial covenants described in Article IX of the Credit Agreement as of the end of the [FISCAL QUARTER] [FISCAL YEAR] ending
     _________________________.

        EXECUTED AND DELIVERED this ____ day of ________________, 200___.

                                     WCA WASTE SYSTEMS, INC.


                                     By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT D

                          FORM OF ASSIGNMENT AGREEMENT


         This Assignment Agreement (the "Agreement") is dated as of the Effective Date set forth below and is entered into by and between ____________________________ (the "Assignor") and ____________________________
(the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may hereafter be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions (herein so called) set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Agreement and as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement, all Loan Documents, and any other agreements, documents, or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, all Loan Documents, any other agreements, documents, or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Agreement, without representation or warranty by the Assignor.

1.   Assignor: ______________________________

2.   Assignee: ______________________________ [and is an Eligible Assignee of
     [identify Lender]1]

3.   Borrower: WCA Waste Systems, Inc.

----------
1        Select as applicable.

4. Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5. Credit Agreement: Third Amended and Restated Credit Agreement dated as of June 23, 2004 among the Borrower, each of the lenders that is or becomes a party thereto as provided in Section 13.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the "Lenders"), and the Administrative Agent.

6.   Assigned Interest:

Facility Assigned     Aggregate Amount of         Amount of          Percentage Assigned
                     Commitment/Loans for      Commitment/Loans      of Commitment/Loans
                         all Lenders               Assigned
------------------------------------------------------------------------------------------------
Revolving Credit     $                         $                               %
Commitment


[7.  Trade Date: __________]2

Effective Date:  ______________, 20____


                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]


----------
2        To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Agreement are hereby agreed to:

                                 ASSIGNOR
                                 --------
                                 [NAME OF ASSIGNOR]


                                 By:
                                    --------------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                 Address for Notices:

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 Telecopier No.:
                                                --------------------------------
                                 Telephone No.:
                                               ---------------------------------
                                 Attention:
                                           -------------------------------------



                                 ASSIGNEE
                                 --------
                                 [NAME OF ASSIGNEE]


                                 By:
                                    --------------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                 Address for Notices:

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 Telecopier No.:
                                                --------------------------------
                                 Telephone No.:
                                               ---------------------------------
                                 Attention:
                                           -------------------------------------

ACKNOWLEDGED AND CONSENTED TO:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent


By:
   --------------------------------------------------
     Name:
          -------------------------------------------
     Title:
           ------------------------------------------

WCA WASTE SYSTEMS, INC.,
as Borrower


By:
   --------------------------------------------------
     Name:
          -------------------------------------------
     Title:
           ------------------------------------------

                                     ANNEX 1

                          STANDARD TERMS AND CONDITIONS


         1. Representations and Warranties.

         1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document, or (v) any other matter relating to the Credit Agreement or any other Loan Document or any extension of credit thereunder.

         1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 8.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) the representations contained in Section 4.06(e) of the Credit Agreement are true and accurate as to it and, the Assignee has contemporaneously herewith to the Administrative Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06 of the Credit Agreement, and (b) agrees that
(i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the


                                      (i)

Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. The Assignor and the Assignee hereby agree that each party will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

         3. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

         4. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

         5. Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Administrative Agent and, if applicable, the Borrower.

         6. Assignments. Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

         7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         8. General Provisions. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas.

                                    EXHIBIT E
                       HAULING SITES AND TRANSFER STATIONS

                    SITE                     PHYSICAL ADDRESS            CITY           STATE     ZIP
                    ----                     ----------------            ----           -----     ---
ALABAMA

Fines Hauling & Landfill                     13737 Plant Rd.          Alpine              AL     35014

ARKANSAS

Jonesboro Hauling                            6734 HWY 141 North       Jonesboro           AR     72401

South Arkansas Hauling                       3083 Smackover           El Dorado           AR     71730

Wynne Transfer Station                       2185 HWY 64 West         Wynne               AR     72396

Wynne Hauling                                2185 HWY 64 West         Wynne               AR     72396

MISSOURI

Chillicothe Hauling & Transfer Station       201 Mitchell Rd.         Chillicothe         MO     64601

El Dorado Springs Transfer Station           Hainline Rd.             El Dorado Springs   MO     65711

Joplin Hauling & Transfer Station            3700 West 7th St.        Joplin              MO     64801

Lebanon/ Ozarks Hauling & Transfer Station   33924 Olathe Dr.         Lebanon             MO     65536

Memphis Hauling                              Rt. 2 Box 54             Memphis             MO     63555

Neosho Transfer                              4701 Howard Bush Dr.     Neosho              MO     64850

Newburg/ Rolla Hauling                       17103 County Rd. 8190    Newburg             MO     65550

Sedalia Hauling                              24461 Oak Grove          Sedalia             MO     65301

Springfield Hauling & Transfer Station       2120 W. Bennett          Springfield         MO     65807

Will-Co Hauling                              207A W. 2nd St.          Mountain Grove      MO     65711

SOUTH CAROLINA

Shiloh Hauling                               223 Rock Quarry Road     Traveler's Rest     SC     29690

TENNESSEE

Volunteer Waste Hauling                      1550 Lamons Quarry Rd.   Knoxville           TN     37932

TEXAS

Houston Hauling                              6632 John Ralston Rd.    Houston             TX     77049

                                    EXHIBIT F

                              SECURITY INSTRUMENTS


         The agreements, documents, or instruments now or hereafter executed and delivered by the Borrower or any other Person in connection with, or as security for the payment or performance of, the Notes, the Agreement, the Hedging Agreements, or the reimbursement obligations under the Letters of Credit or the Direct Pay Letter of Credit, including without limitation, the agreements listed below.

I. Security Instruments Delivered in Connection with the Credit Agreement dated as of September 28, 2000 executed by and among the Borrower, the Administrative Agent, and the lenders party thereto from time to time:

1. Parent Stock Pledge Agreement dated as of September 28, 2000 executed by WCA Holdings Corporation in favor of the Administrative Agent;

2. Financing Statement relating to the above-described Parent Stock Pledge Agreement;

3. Parent Guaranty Agreement dated as of September 28, 2000 executed by WCA Holdings Corporation in favor of the Administrative Agent;

4. Guaranty Agreement dated as of September 28, 2000 executed by Waste Corporation of Arkansas, Inc., Waste Corporation of Kansas, Inc., Waste Corporation of Missouri, Inc., Waste Corporation of Texas, Inc., and WCA Capital, Inc. in favor of the Administrative Agent;

5. Security Agreement dated as of September 28, 2000 executed by the Borrower in favor of the Administrative Agent;

6. Security Agreement dated as of September 28, 2000 executed by Waste Corporation of Arkansas, Inc., Waste Corporation of Kansas, Inc., Waste Corporation of Missouri, Inc., Waste Corporation of Texas, Inc., and WCA Capital, Inc. in favor of the Administrative Agent;

7.       Financing Statements relating to the above-referenced Security
         Agreements;

8. Mortgages and Deeds of Trust for Transfer Stations and Hauling Sites including, without limitation, the following:

         a. Mortgage, Deed of Trust and Security Agreement dated as of September 28, 2000 executed by Waste Corporation of Arkansas, Inc. in favor of the Administrative Agent filed in Deed Book 408, Page 288 of the real estate records of Cross County, Arkansas (encumbering the Wynne Transfer Station/ARW Transfer Station);

         b. Mortgage, Deed of Trust and Security Agreement dated as of September 28, 2000 executed by Waste Corporation of Arkansas, Inc. in favor of the


                                      (i)

                  Administrative Agent filed in Deed Book
                  408, Page 248 of the real estate records of Cross County, Arkansas (encumbering the Wynne Hauling Site);

         c. Mortgage, Deed of Trust and Security Agreement (includes Future Advances) dated as of September 28, 2000 executed by Waste Corporation of Arkansas, Inc. in favor of the Administrative Agent filed in Book 820, Pages 21 through 60 of the real estate records of Craighead County, Arkansas (encumbering the Jonesboro Hauling Site);

         d. Deed of Trust, Security Agreement, and Fixture Filing dated as of September 28, 2000 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent filed in Reel 6, Page 437-476 of the real estate records of Cedar County, Missouri (encumbering the El Dorado Springs Transfer Station);

         e. Deed of Trust, Security Agreement, and Fixture Filing dated as of September 28, 2000 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent filed in Book 2775, Page 277 of the real estate records of Greene County, Missouri (encumbering the WM of Springfield);

         f. Deed of Trust, Security Agreement, and Fixture Filing dated as of September 28, 2000 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent filed in Book 1645, Pages 0065 through 00105 of the real estate records of Jasper County, Missouri (encumbering the SW Missouri Hauling Site);

         g. Deed of Trust, Security Agreement, and Fixture Filing dated as of September 28, 2000 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent filed in Document #2000-8175, Pages 0001-0040 of the real estate records of Phelps County, Missouri (encumbering the Rolla Hauling Site);

         h. Deed of Trust, Security Agreement, and Fixture Filing dated as of September 28, 2000 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent filed in Book 214, Pages 8472 through 8511 of the real estate records of Laclede County, Missouri (encumbering the WM of the Ozarks);

         i.       Financing Statements relating to items (a) through (j) above;

II. Security Instruments Executed and Delivered in Connection with the Credit Agreement dated as of August 30, 2002 executed by and among the Borrower, the Administrative Agent, and the lenders party thereto from time to time:

         9. Amended and Restated Guaranty Agreement dated as of August 30, 2002 executed by WCA of Alabama, L.L.C., WCA Capital, Inc., WCA Management Company, LP, WCA Management General, Inc., WCA Management Limited,

                                      (ii)

                  Inc., WCA Texas Management General, Inc.,
                  Waste Corporation of Arkansas, Inc., Waste Corporation of Kansas, Inc., Waste Corporation of Missouri, Inc., Waste Corporation of Tennessee, Inc., Waste Corporation of Texas, L.P. and the Administrative Agent;

         10. Amended and Restated Security Agreement dated as of August 30, 2002 executed between the Borrower and the Administrative Agent;

         11. Amended and Restated Security Agreement dated as of August 30, 2002 executed among WCA of Alabama, L.L.C., WCA Capital, Inc., WCA Management Company, LP, WCA Management General, Inc., WCA Management Limited, Inc., WCA Texas Management General, Inc., Waste Corporation of Arkansas, Inc., Waste Corporation of Kansas, Inc., Waste Corporation of Missouri, Inc., Waste Corporation of Tennessee, Inc., Waste Corporation of Texas, L.P. and the Administrative Agent; and

         12. Financing Statements relating to the Amended and Restated Security Agreements referred to immediately above.

III. Security Instruments Executed and Delivered after August 30, 2002:

         13. Mortgages and Deeds of Trust, including without limitation, the following:

                  a. Mortgage, Security Agreement and Assignment of Rents and Leases dated as of June 26, 2003 executed by WCA of Alabama, L.L.C. in favor of the Administrative Agent recorded on June 27, 2003, in Mortgage Book 1040, Page 651, of the Mortgage Records of Talladega County, Alabama;

                  b. Mortgage, Deed of Trust and Security Agreement dated as of June 26, 2003 executed by Waste Corporation of Arkansas, Inc. in favor of the Administrative Agent recorded on June 27, 2003, in Book 79, Page 406 of the real property records of Prairie County (Northern District), Arkansas;

                  c. Mortgage, Deed of Trust and Security Agreement dated as of June 26, 2003 executed by Waste Corporation of Arkansas, Inc. in favor of the Administrative Agent recorded on June 27, 2003, in Book 2003, Page 12763 of the Mortgage Records of Union County, Arkansas;

                  d. Mortgage, Security Agreement and Assignment of Rents and Leases dated as of June 26, 2003 executed by Waste Corporation of Kansas, Inc. in favor of the Administrative Agent recorded on June 30, 2003, in Book 405, Page 238 of the real property records of Crawford County, Kansas;

                  e. Deed of Trust, Security Agreement and Fixture Filing dated as of June 26, 2003 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent recorded on June 30, 2003, as Instrument No. 2003-5342 in the real property records of Pettis County, Missouri;


                                      (iii)

                  f. Deed of Trust, Security Agreement and Fixture Filing dated as of June 26, 2003 executed by Waste Corporation of Missouri, Inc. in favor of the Administrative Agent recorded on July 7, 2003, in Book 214, Page 452 of the real property records of Wright County, Missouri;

                  g. Mortgage, Security Agreement and Assignment of Rents and Leases dated as of May 29, 2003 executed by WCA Shiloh Landfill, LLC in favor of the Administrative Agent recorded on June 30, 2003, in Book 3962, Page 11 of the real property records of Greenville County, South Carolina;

                  h. Deed of Trust, Security Agreement and Assignment of Rents and Leases dated as of June 26, 2003 executed by Waste Corporation of Tennessee, Inc. for the benefit of Administrative Agent recorded on June 30, 2003, as Instrument No. 200306300121723 of the real property records of Knox County, Tennessee;

                  i. Mortgage, Deed of Trust and Security Agreement dated as of June 26, 2003 executed by Waste Corporation of Texas, L.P. in favor of the Administrative Agent recorded on June 27, 2003, as Instrument 100189668 (W788133) in the real property records of Harris County, Texas;

                  j. Mortgage, Deed of Trust and Security Agreement dated as of June 26, 2003 executed by Waste Corporation of Texas, L.P. in favor of the Administrative Agent recorded on June 30, 2003, in Book 571, Page 803, of the real property records of Walker County, Texas;

                  k. Mortgage, Deed of Trust, Security Agreement and Assignment of Rents and Leases dated as of September 15, 2003 executed by Waste Corporation of Texas, L.P. in favor of Administrative Agent recorded on September 25, 2003 as Instrument No. 100283631 in the real property records of Harris County, Texas; and

                  l.       Financing Statements relating to items (a) through
                           (k) above.


                                      (iv)

                                    EXHIBIT G

                        FORM OF COMMITMENT AND ACCEPTANCE

         This Commitment and Acceptance (this "Commitment and Acceptance") dated as of ______________, 20__, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENTS

         Reference is made to that certain Third Amended and Restated Credit Agreement dated as of June 23, 2004, by and among WCA Waste Systems, Inc., a Delaware corporation (the "Borrower"), the Lenders which are or become parties thereto, and Wells Fargo Bank, National Association, a national banking association (successor-by-merger to Wells Fargo Bank Texas, National Association) as the administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") (as the same has been or may hereafter be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement").

         Pursuant to Section 2.04 of the Credit Agreement, the Borrower has requested an increase in the aggregate amount of the Commitments from $______________ to $______________. Such increase in the aggregate amount of the Commitments is to become effective on ____________, 20__ (the "Increase Date").* In connection with such requested increase in the Aggregate Revolving Credit Commitments, the Borrower, the Agent and ___________________ (the "Accepting Lender") hereby agree as follows:

*This date is to be agreed upon by the Borrower, [EACH INCREASING LENDER], the Accepting Lender, and the Administrative Agent. See Section 2.04(b) of the Credit Agreement.

         1. ACCEPTING LENDER'S REVOLVING CREDIT COMMITMENT. Effective as of the Increase Date, [THE ACCEPTING LENDER SHALL BECOME A PARTY TO THE CREDIT AGREEMENT AS A LENDER, SHALL HAVE (SUBJECT TO THE PROVISIONS OF SECTION 2.04 OF THE CREDIT AGREEMENT) ALL OF THE RIGHTS AND OBLIGATIONS OF A LENDER THEREUNDER, SHALL AGREE TO BE BOUND BY THE TERMS AND PROVISIONS THEREOF AND SHALL THEREUPON HAVE A REVOLVING CREDIT COMMITMENT UNDER AND FOR PURPOSES OF THE CREDIT AGREEMENT IN AN AMOUNT EQUAL TO THE] [THE REVOLVING CREDIT COMMITMENT OF THE ACCEPTING LENDER UNDER THE CREDIT AGREEMENT SHALL BE INCREASED FROM $____________ TO THE] amount set forth opposite the Accepting Lender's name on the signature pages hereof.

         2. [REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. The Accepting Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Accepting Lender and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the

Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to
Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the commitment and acceptance hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, (vii) confirms that it is a New Lender and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Accepting Lender is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].**

**Paragraph 2 is to be included only if the Accepting Lender is a New Lender prior to the Increase Date, and subparagraph 2(viii) is to be included only if such Accepting Lender is not incorporated under the laws of the United States, or a state thereof.]

         3. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no event or condition shall have occurred and then be continuing which constitutes a Default, and (b) the representations and warranties contained in Article 7 of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).

         4. FEES. On or before the Increase Date, the Borrower shall pay to the Administrative Agent the fees described in the Fee Letter.

         5. GOVERNING LAW. This Commitment and Acceptance shall be governed by and constructed in accordance with, the laws of the State of Texas and the applicable laws of the United States of America.

         6. ***[NOTICES. For the purpose of notices to be given under the Credit Agreement, the address of the Accepting Lender (until notice of a change is delivered) shall be the address set forth in Schedule 1.]***

***Paragraph 6 and Schedule 1 are to be included only if the Accepting Lender is a New Lender prior to the Increase Date.

         IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

                                    BORROWER:

                                    WCA WASTE SYSTEMS, INC.


                                    By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                    ADMINISTRATIVE AGENT:


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:
                                           ------------------------------------
                                           Michael Real
                                           Vice President



$___________________                [NAME OF ACCEPTING LENDER]


                                     By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                   SCHEDULE 1
                          TO COMMITMENT AND ACCEPTANCE


                        ADMINISTRATIVE INFORMATION SHEET


                          ACCEPTING LENDER INFORMATION




CREDIT CONTACT:

Name:__________________________________   Telephone No.:________________________

Fax No.:_______________________________   Telex No.:____________________________

                                          Answerback:___________________________


KEY OPERATIONS CONTACTS:

Booking Installation:__________________   Booking Installation:_________________

Name:__________________________________   Name:_________________________________

Telephone No.:_________________________   Telephone No.:________________________

Fax No.:_______________________________   Fax No.:______________________________

Telex No.:____________________________    Telex No.:____________________________

Answerback:____________________________   Answerback:___________________________

PAYMENT INFORMATION:

Name & ABA # of Destination Bank:         ______________________________________
                                          ______________________________________

Account Name & Number for Wire Transfer:  ______________________________________
                                          ______________________________________

Other Instructions:_____________________________________________________________
________________________________________________________________________________

ADDRESS FOR NOTICES FOR ACCEPTING LENDER: ______________________________________
                                          ______________________________________
                                          ______________________________________